AHOLD FINANCE U.S.A., INC., as Issuer

                      KONINKLIJKE AHOLD N.V., as Guarantor,

                                       AND


                        THE BANK OF NEW YORK, as Trustee

                           SUBORDINATED DEBT INDENTURE



                                 Dated as of [ ]

                                  ------------



                     GUARANTEED SUBORDINATED DEBT SECURITIES

                           AHOLD FINANCE U.S.A., INC.

                             KONINKLIJKE AHOLD N.V.

                                       AND

                              THE BANK OF NEW YORK,
                                     TRUSTEE

                             SUBORDINATED INDENTURE

                           Dated as of [___________],

                                  ------------

          The following table shows the location in this Indenture of provisions inserted pursuant to sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939, as amended.

TIA Section                                                Indenture Section
-----------                                                -----------------
310        (a)      (1)                                    5.7
           (a)      (2)                                    5.7
           (b)                                             5.7, 5.8
313        (a)                                             5.11
           (b)                                             5.11
           (c)                                             5.11
314        (a)                                             3.8, 3.9(b)
           (c)      (1)                                    13.5
           (c)      (2)                                    13.5
           (c)      (3)                                    13.5
           (e)                                             13.5
315        (a)      (2)                                    5.1, 5.6
317        (a)                                             4.2
           (b)                                             3.3(a)
318        (a)                                             13.11

__________________
Note: This table shall not, for any purpose, be deemed to be a part of this Indenture.

                                                 TABLE OF CONTENTS

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                                                                                                                 ----
ARTICLE ONE  DEFINITIONS...........................................................................................1

         SECTION 1.1 Certain Terms Defined.........................................................................1

ARTICLE TWO  SECURITIES...........................................................................................10

         SECTION 2.1 Forms Generally..............................................................................10
         SECTION 2.2 Form of Face of Security.....................................................................10
         SECTION 2.3 Form of Reverse of Security..................................................................13
         SECTION 2.4 Form of Notation on Security Relating to Guaranty............................................19
         SECTION 2.5 Form of Trustees Certificate of Authentication...............................................21
         SECTION 2.6 Amount Unlimited; Issuable in Series; Ranking................................................21
         SECTION 2.7 Authentication and Delivery of Securities....................................................24
         SECTION 2.8 Execution of Securities......................................................................26
         SECTION 2.9 Certificate of Authentication................................................................26
         SECTION 2.10 Execution and Delivery of Guaranty..........................................................26
         SECTION 2.11 Denomination and Date of Securities; Payments of Interest...................................26
         SECTION 2.12 Registration, Transfer and Exchange.........................................................27
         SECTION 2.13 Mutilated, Defaced, Destroyed, Lost and Stolen Securities...................................30
         SECTION 2.14 Cancellation of Securities Paid, etc........................................................31
         SECTION 2.15 Assumption by Guarantor.....................................................................31
         SECTION 2.16 Temporary Securities........................................................................31
         SECTION 2.17 CUSIP Numbers...............................................................................32
         SECTION 2.18 Form of Election to Convert.................................................................32

ARTICLE THREE  COVENANTS OF THE ISSUER AND THE GUARANTOR..........................................................34

         SECTION 3.1 Payment of Principal and Interest............................................................34
         SECTION 3.2 Offices for Payments, etc....................................................................34
         SECTION 3.3 Paying Agents................................................................................34
         SECTION 3.4 Limitation on Liens..........................................................................35
         SECTION 3.5 Notice of Default............................................................................36
         SECTION 3.6 Calculation of Original Issue Discount.......................................................36
         SECTION 3.7 Reports......................................................................................36
         SECTION 3.8 Compliance Certificates......................................................................36

ARTICLE FOUR  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT.....................................37

         SECTION 4.1 Events of Default............................................................................37
         SECTION 4.2 Payment of Securities on Default; Suit Therefor..............................................40
         SECTION 4.3 Application of Moneys Collected by Trustee...................................................42
         SECTION 4.4 Proceedings by Trustee.......................................................................43
         SECTION 4.5 Restoration of Rights on Abandonment of Proceedings..........................................43
         SECTION 4.6 Proceedings by Securityholders...............................................................44
         SECTION 4.7 Remedies Cumulative and Continuing...........................................................44
         SECTION 4.8 Control by Securityholders...................................................................44
         SECTION 4.9 Waiver of Past Defaults......................................................................45

ARTICLE FIVE  CONCERNING THE TRUSTEE..............................................................................45

         SECTION 5.1 Reliance on Documents, Opinions, etc.; No Requirement for Expenditure of Own Funds...........45
         SECTION 5.2 No Responsibility for Recitals, etc..........................................................47
         SECTION 5.3 Trustee and Agents May Hold Securities.......................................................47
         SECTION 5.4 Moneys to Be Held in Trust...................................................................47
         SECTION 5.5 Compensation and Expenses of Trustee.........................................................47
         SECTION 5.6 Right of Trustee to Rely on Officers Certificate, etc........................................48
         SECTION 5.7 Eligibility of Trustee.......................................................................48
         SECTION 5.8 Resignation or Removal of Trustee; Appointment of Successor Trustee..........................48
         SECTION 5.9 Acceptance of Appointment by Successor Trustee...............................................50
         SECTION 5.10 Merger, Conversion, Consolidation or Succession to Business of Trustee......................51
         SECTION 5.11 Reports by Trustee to Securityholders.......................................................51
         SECTION 5.12 Trustees Application for Instructions from the Issuer.......................................51

ARTICLE SIX  CONCERNING THE SECURITYHOLDERS.......................................................................52

         SECTION 6.1 Action by Securityholders....................................................................52
         SECTION 6.2 Proof of Execution by Securityholders........................................................53
         SECTION 6.3 Holders to Be Treated as Owners..............................................................53
         SECTION 6.4 Securities Owned by Issuer Deemed Not Outstanding............................................53
         SECTION 6.5 Right of Revocation of Action Taken..........................................................54
         SECTION 6.6 Securityholders Meetings; Purposes...........................................................54
         SECTION 6.7 Call of Meetings by Trustee..................................................................55
         SECTION 6.8 Call of Meetings by Issuer, Guarantor or Securityholders.....................................55
         SECTION 6.9 Qualifications for Voting....................................................................55
         SECTION 6.10 Quorum; Adjourned Meetings..................................................................56
         SECTION 6.11 Regulations.................................................................................56
         SECTION 6.12 Voting......................................................................................57
         SECTION 6.13 No Delay of Rights by Meeting...............................................................57
         SECTION 6.14 Written Consent in Lieu of Meeting..........................................................57

ARTICLE SEVEN  SUPPLEMENTAL INDENTURES............................................................................58

         SECTION 7.1 Supplemental Indentures Without Consent of Securityholders...................................58
         SECTION 7.2 Supplemental Indentures With Consent of Securityholders......................................59
         SECTION 7.3 Effect of Supplemental Indenture.............................................................60
         SECTION 7.4 Certain Documents to Be Given to Trustee.....................................................61
         SECTION 7.5 Notation on Securities.......................................................................61

ARTICLE EIGHT  CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE..................................................61

         SECTION 8.1 Issuer and Guarantor May Consolidate, etc., on Certain Terms.................................61
         SECTION 8.2 Successor Entity to Be Substituted...........................................................62
         SECTION 8.3 Opinion of Counsel and Officers Certificate to Be Given to Trustee...........................63

ARTICLE NINE  SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS...........................................63

         SECTION 9.1 Satisfaction and Discharge of Indenture......................................................63
         SECTION 9.2 Funds Deposited with Trustee for Payment of Securities.......................................64
         SECTION 9.3 Repayment of Moneys Held by Paying Agent.....................................................64
         SECTION 9.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years....................64
         SECTION 9.5 Option to Effect Defeasance or Covenant Defeasance...........................................65
         SECTION 9.6 Defeasance and Discharge.....................................................................65
         SECTION 9.7 Covenant Defeasance..........................................................................65
         SECTION 9.8 Conditions to Defeasance or Covenant Defeasance..............................................66
         SECTION 9.9 Deposited Money and U.S. Government Obligations to Be Held in Trust; Other
                     Miscellaneous Provisions.....................................................................67

ARTICLE TEN  REDEMPTION OF SECURITIES AND SINKING FUNDS...........................................................68

         SECTION 10.1 Applicability of Article....................................................................68
         SECTION 10.2 Notice of Redemption; Selection of Securities...............................................68
         SECTION 10.3 Payment of Securities Called for Redemption.................................................69
         SECTION 10.4 Conversion Arrangement on Call for Redemption...............................................70
         SECTION 10.5 Exclusion of Certain Securities from Eligibility for Selection for Redemption...............71
         SECTION 10.6 Mandatory and Optional Sinking Funds........................................................71
         SECTION 10.7 Redemption for Tax Reasons..................................................................74

ARTICLE ELEVEN  CONVERSION OF SECURITIES..........................................................................74

         SECTION 11.1 Conversion of Securities....................................................................74
         SECTION 11.2 Issuance of Parent Shares on Conversion.....................................................75
         SECTION 11.3 No Adjustment for Interest or Dividends.....................................................76
         SECTION 11.4 Adjustment of Conversion Price..............................................................77
         SECTION 11.5 No Fractional Parent Shares To Be Issued....................................................80
         SECTION 11.6 Preservation of Conversion Rights upon Consolidation, Merger, Sale or Similar Event.........81
         SECTION 11.7 Notice to Holders of Securities Prior to Taking Certain Types of Action.....................81
         SECTION 11.8 Covenant to Reserve Parent Common Shares for Issuance on Conversion of Securities...........82
         SECTION 11.9 Compliance with Governmental Requirements...................................................82
         SECTION 11.10 Payment of Taxes upon Certificates for Parent Common Shares Issued upon Conversion.........83
         SECTION 11.11 Trustees Duties with Respect to Conversion Provisions......................................83

ARTICLE TWELVE  SUBORDINATION OF SECURITIES.......................................................................83

         SECTION 12.1 Securities Subordinate to Issuer Senior Indebtedness........................................83
         SECTION 12.2 Payment Over of Proceeds Upon Dissolution, etc..............................................84
         SECTION 12.3 Payment Permitted if No Dissolution, Bankruptcy or .........................................85
         SECTION 12.4 Subrogation to Rights of Holders of Issuer Senior Indebtedness..............................85
         SECTION 12.5 Provisions Solely to Define Relative Rights.................................................85
         SECTION 12.6 Trustee to Effectuate Subordination.........................................................86
         SECTION 12.7 No Waiver of Subordination Provisions.......................................................86
         SECTION 12.8 Notice to Trustee...........................................................................86
         SECTION 12.9 Reliance on Judicial Order or Certificate of Liquidating Agent..............................87
         SECTION 12.10 Rights of Trustee as a Holder of Issuer Senior Indebtedness; Preservation
                       of Trustees Rights.........................................................................87
         SECTION 12.11 Article Applicable to Paying Agents........................................................87
         SECTION 12.12 Not to Prevent Events of Default...........................................................88
         SECTION 12.13 Securities Senior to Issuer Subordinated Indebtedness......................................88
         SECTION 12.14 Certain Issuances Deemed Payment...........................................................88
         SECTION 12.15 Trustee Not Fiduciary for Holders of Issuer Senior Indebtedness............................88

ARTICLE THIRTEEN  GUARANTY OF SECURITIES..........................................................................88

         SECTION 13.1 Guaranty....................................................................................88
         SECTION 13.2 Representation and Warranty.................................................................90
         SECTION 13.3 Subrogation.................................................................................90
         SECTION 13.4 Guaranty Subordinate to Guarantor Senior Indebtedness.......................................91
         SECTION 13.5 Payment Over of Proceeds Upon Dissolution, etc..............................................91
         SECTION 13.6 Payment Permitted if No Dissolution, Bankruptcy or Moratorium...............................92
         SECTION 13.7 Subrogation to Rights of Holders of Guarantor Senior Indebtedness...........................92
         SECTION 13.8 Provisions Solely to Define Relative Rights.................................................92
         SECTION 13.9 Trustee to Effectuate Subordination.........................................................93
         SECTION 13.10 No Waiver of Subordination Provisions......................................................93
         SECTION 13.11 Notice to Trustee..........................................................................93
         SECTION 13.12 Reliance on Judicial Order or Certificate of Liquidating Agent.............................94
         SECTION 13.13 Rights of Trustee as a Holder of Guarantor Senior Indebtedness; Preservation
                       of Trustees Rights.........................................................................94
         SECTION 13.14 Not to Prevent Events of Default...........................................................95
         SECTION 13.15 Securities Senior to Guarantor Subordinated Indebtedness...................................95
         SECTION 13.16 Certain Conversions Deemed Payment.........................................................95
         SECTION 13.17 Trustee Not Fiduciary for Holders of Guarantor Senior Indebtedness.........................95

ARTICLE FOURTEEN  MISCELLANEOUS PROVISIONS........................................................................96

         SECTION 14.1 Incorporators, Shareholders, Officers, Directors, Members of the Executive Board
                      and Supervisory Board Exempt from Individual Liability......................................96
         SECTION 14.2 Provisions of Indenture for the Sole Benefit of Parties and Securityholders.................96
         SECTION 14.3 Successors and Assigns of Issuer and Guarantor Bound by Indenture...........................96
         SECTION 14.4 Notices and Demands on Issuer, Guarantor, Trustee and Securityholders.......................96
         SECTION 14.5 Officers Certificates and Opinions of Counsel; Statements to Be Contained Therein...........97
         SECTION 14.6 Official Acts by Successor Entity...........................................................98
         SECTION 14.7 Payments Due on Saturdays, Sundays and Legal Holidays.......................................98
         SECTION 14.8 NEW YORK LAW TO GOVERN......................................................................98
         SECTION 14.9 Counterparts................................................................................98
         SECTION 14.10 Effect of Headings.........................................................................99
         SECTION 14.11 Conflict with Trust Indenture Act..........................................................99
         SECTION 14.12 Submission to Jurisdiction.................................................................99
         SECTION 14.13 Severability...............................................................................99



          THIS SUBORDINATED DEBT INDENTURE, dated as of _____________, among AHOLD FINANCE U.S.A., INC., a Delaware company (the "Issuer"), KONINKLIJKE AHOLD N.V., a company organized under the laws of The Netherlands with its corporate seat in Zaandam (municipality Zaanstad), The Netherlands (the "Guarantor"), and The Bank of New York, a New York banking corporation (the "Trustee").


                              W I T N E S S E T H :


          WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture for the issuance from time to time of its unsecured bonds, debentures, notes and other evidences of indebtedness to be issued in one or more series (the "Securities") up to such principal amount or amounts and denominated in United States dollars or foreign currency or units or composites of two or more thereof as may from time to time be authorized in accordance with the terms of this Indenture, which Securities shall be subordinated in right of payment to all Issuer Senior Indebtedness of the Issuer, pursuant to Article Twelve hereof, and to provide, among other things, for the authentication, delivery and administration thereof, the Issuer has duly authorized the execution and delivery of this Indenture;

          WHEREAS, the Guarantor has duly authorized the execution and delivery of this Indenture and deems it appropriate from time to time to issue its guaranty on a subordinated basis of the Securities on the terms herein provided; and

          WHEREAS, all things necessary to make this Indenture, when executed and delivered by the parties hereto, a valid indenture and agreement according to its terms, have been done;

          NOW, THEREFORE:

          In consideration of the premises and the purchases of the Securities by the Holders thereof, the Issuer, the Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:


                                   ARTICLE ONE

                                   DEFINITIONS

          SECTION 1.1 Certain Terms Defined. The following terms (except as herein otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act of 1939, as amended to the date of this Indenture as originally executed, or the definitions of which in the Securities Act of 1933, as amended to the date of this Indenture as originally executed, are referred to in the Trust Indenture Act of 1939 (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles (whether or not such is indicated herein), and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in The Netherlands at the date of such computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

          "Additional Amounts" has the meaning specified in Section 13.1(b).

          "AEX-Stock Exchange" means the Amsterdam Stock Exchange.

          "Average Closing Price" means the arithmetic average of the official closing price per Parent Common Share quoted on the AEX-Stock Exchange for each Stock Exchange Trading Day during the Relevant Period.

          "Bankruptcy Law" means Title 11, United States Code, or any similar U.S. Federal, state or local law for the relief of debtors or any comparable or similar foreign laws relating to bankruptcy, receivership, liquidation, dissolution or similar proceeding.

          "Board of Directors" means the Board of Directors of the Issuer or any duly authorized committee thereof.

          "Borrowed Moneys" means any indebtedness for borrowed money with an original maturity of 12 months or more, the aggregate principal amount of which is greater than U.S.$100,000,000 or the equivalent thereof in any other currency or currencies.

          "Business Day" means, except as otherwise provided pursuant to Section
2.6 for Securities of any series, any day that is not a Saturday or Sunday and that is not a day on which banking institutions in The Netherlands or in the Borough of Manhattan, City and State of New York are generally authorized or obligated by law to close in the relevant place of payment.

          "Cash Dividend" has the meaning specified in Section 11.4.

          "Closing Price" on any day means the official closing price per Parent Common Share quoted on the AEX-Stock Exchange for such day.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

          "Conversion Agent" has the meaning specified in Section 3.2.

          "Conversion Price" means the price at which the Securities shall be convertible into Parent Common Shares, such price to be established pursuant to
Section 2.6 and to be subject to adjustment as provided in Section 11.4.

          "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office at the date hereof is located at 101 Barclay Street, Floor 21 West, New York, NY 10286, Attention: Corporate Trust Administration.

          "covenant defeasance" and "defeasance" have the meanings assigned to such terms, respectively, by Sections 9.7 and 9.6.

          "Custodian"  means  any  receiver,   trustee,  assignee,   liquidator,
custodian or similar official under any Bankruptcy Law.

          "Depositary" means, with respect to the Securities of any series or tranche issuable or issued in the form of one or more Global Securities, the person designated as Depositary for such Global Securities by the Issuer pursuant to Section 2.7 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each person who is then a Depositary for such Global Securities, and if at any time there is more than one person designated as Depositary for Global Securities of a particular series or tranche, "Depositary", as used with respect to the Securities of such series or tranche, means the Depositary with respect to the particular Global Security or Securities.

          "Dollar", "U.S.$" means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

          "Effective Date" means (i) any day on which Parent Common Shares shall trade on the AEX-Stock Exchange excluding the relevant right or entitlement relating to an event giving rise to an adjustment of the Conversion Price or
(ii) if the foregoing provision is not applicable, the date on which the relevant event is announced by the Guarantor or, if no such announcement is made, the date the relevant issue is made.

          "euro" means the currency introduced on January 1, 1999 at the start of the third stage of economic and monetary union pursuant to the treaty establishing the European Community.

          "Event of Default"  means any event or condition  specified as such in
Section 4.1.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Executive Board" means the Executive Board ("Raad van Bestuur") of the Guarantor.

          "Extraordinary Dividend" means the amount by which the Total Current Dividend exceeds the Cash Dividends paid or declared on the Parent Common Shares for the fiscal year of the Guarantor immediately preceding the Effective Date.

          "Global Security" means a Security evidencing all or a part of a series or tranche of Securities, issued to the Depositary for such series or tranche, as the case may be, in accordance with Section 2.7 and bearing the legend prescribed in Section 2.7.

          "guarantee" means any obligation, contingent or otherwise, of any person directly or indirectly guarantying any indebtedness of any other person and any obligation, direct or indirect, contingent or otherwise, of such person
(i) to purchase or pay (or advance or supply funds for the purchase or payment of) such indebtedness of such other person (whether arising by virtue of partnership arrangements, or by agreement to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, however, that the term "guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a corresponding meaning.

          "Guarantor" means Koninklijke Ahold N.V., a company organized under the laws of The Netherlands with its corporate seat in Zaandam (municipality Zaanstad), The Netherlands.

          "Guarantor Senior Indebtedness" means the principal of and premium, if any, and interest on any Indebtedness of the Guarantor currently outstanding or to be issued after the date of this Indenture unless by the terms of the instrument creating or evidencing such Indebtedness it is not senior in right of payment to the Guarantor's obligations under the Guaranty; provided, however, that "Guaranty Senior Indebtedness" shall not include (1) the Guarantor's 7 5/8% Subordinated Bonds 1993 due 2000, (2) the Guarantor's 5.875% Subordinated Bonds 1997 due December 19, 2005, (3) the Guarantor's outstanding 6 3/4% Subordinated Bonds due August 24, 2003, (4) the Guarantor's outstanding 3% Convertible Subordinated Notes due September 30, 2003 and (5) any subordinated loans of the Guarantor issued after the date of this Indenture.

          "Guarantor Subordinated Indebtedness" means all the principal, premium, if any, accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Guarantor whether or not a claim for post-filing interest is allowed in such proceeding) of Indebtedness of the Guarantor, whether any such Indebtedness exists as of the date of this Indenture or shall thereafter be created, incurred, assumed or guaranteed by the Guarantor, which by its terms is expressly subordinated in right of payment to the Guarantor's obligations under the Guaranty.

          "Guaranty" means the agreement of the Guarantor set forth in Article Thirteen and as endorsed (substantially in the form set forth in Section 2.4) on each Security authenticated and delivered hereunder.

          "Holder", "Holder of Securities", "Securityholder" or other similar terms means a person in whose name a Security is registered in the Register.

          "Indebtedness" means all indebtedness for money that is created, assumed, incurred or guaranteed in any manner by the Issuer or the Guarantor or for which the Issuer or the Guarantor is otherwise responsible or liable.

          "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended and/or supplemented from time to time, and shall include (i) for all purposes of this instrument and any supplemental indenture, the provisions of the Trust Indenture Act of 1939 that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively, and (ii) the forms and terms of particular series of Securities established as contemplated hereunder.

          "interest" means, when used with respect to a non-interest bearing Security, interest payable after the principal thereof has become due and payable whether at maturity, by declaration of acceleration, by call for redemption, pursuant to a sinking fund or otherwise.

          "Issuer" means Ahold Finance U.S.A., Inc., a corporation organized under the laws of the State of Delaware, until any successor company shall have become such pursuant to Article Eight and thereafter "Issuer" shall mean such successor except as otherwise provided in Section 8.2.

          "Issuer Senior Indebtedness" means the principal of and premium, if any, and interest on any Indebtedness of the Issuer currently outstanding or to be issued after the date of this Indenture unless by the terms of the instrument creating or evidencing such Indebtedness it is not senior in right of payment to the Securities; provided, however, that "Issuer Senior Indebtedness" shall not include any Indebtedness of the Issuer that is subordinated in right of payment to any other Indebtedness of the Issuer.

          "Issuer Subordinated Indebtedness" means all the principal, premium, if any, accrued and unpaid interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Issuer whether or not a claim for post-filing interest is allowed in such proceeding) of Indebtedness of the Issuer, whether any such Indebtedness exists as of the date of this Indenture or shall thereafter be created, incurred, assumed or guaranteed by the Issuer, which by its terms is expressly subordinated in right of payment to the Securities.

          "Major Subsidiaries" means any company or entity of which the Guarantor directly or indirectly has control and of which the total assets exceed 10% of the consolidated assets of the Guarantor.

          "mandatory sinking fund payment" has the meaning set forth in Section 10.6.

          "Margin Stock" has the meaning assigned that term in Regulation U of the Board of Governors of the Federal Reserve System of the United States (or any successor) as in effect from time to time.

          "Market Exchange Rate" has the meaning set forth in Section 6.1.

          "Market Price" on any day means the arithmetic mean of the Closing Prices quoted for the Parent Common Shares on the AEX-Stock Exchange for the ten consecutive Stock Exchange Trading Days ending on the earlier of such day and the Stock Exchange Trading Day immediately preceding the Effective Date.

          "New York Location" means the location in the Borough of Manhattan, The City of New York, at which at any particular time the Trustee receives and redelivers Securities.

          "Officers' Certificate" means a certificate signed by (1) in the case of the Issuer, any two of the following: the president or any vice president of the Issuer and (2) in the case of the Guarantor, any two of the following: the president, any executive vice president or the secretary of the Guarantor and, in each case, delivered to the Trustee. Each such certificate shall include the statements required by the Trust Indenture Act of 1939 or as provided for in
Section 14.5, if and to the extent required hereby.

          "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Issuer, the Guarantor or any Subsidiary. Each such opinion shall include the statements required by the Trust Indenture Act of 1939 or as provided for in Section 14.5, if and to the extent required hereby.

          "optional sinking fund payment" has the meaning set forth in Section 10.6.

          "original issue date" of any Security (or portion thereof) means the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

          "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon redemption or a declaration of acceleration of the maturity thereof pursuant to
Section 4.1.

          "Outstanding" (except as otherwise required by the Trust Indenture Act of 1939), when used with reference to Securities, shall, subject to the provisions of Section 6.4, mean, as of any particular time, all Securities theretofore authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, which have become due and for the payment or redemption of which moneys in the necessary amount shall have been theretofore deposited in trust with the Trustee or with any paying agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own paying agent); and

          (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.13, or which shall have been paid pursuant to Section 2.13.

          In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount that shall be deemed to be Outstanding for such purposes in the case of an Original Issue Discount Security or (unless as otherwise established pursuant to Section 2.6) in the case of a Security which provides that an amount other than the face amount thereof will or may be payable upon the maturity thereof or a declaration of acceleration of the maturity thereof shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 4.1.

          "Overdue Rate" means, unless otherwise specified in the Securities of any series, the same rate as the rate of interest specified in the Securities of such series or, in the case of a series of Original Issue Discount Securities, the Yield to Maturity of such series of Securities.

          "Parent American Depositary Receipts" or "Parent ADRs" shall mean American depositary receipts issued by the Parent Common Shares Depositary evidencing Parent American Depositary Shares.

          "Parent American Depositary Shares" or "Parent ADSs" shall mean the securities representing the interest in the Parent Common Shares deposited with the Parent Common Shares Depositary.

          "Parent Common Shares" means the common shares, par value NLG 0.50 per common share, of the Guarantor, as designated on the date hereof, and all shares resulting from any reclassification of such common shares.

          "Parent Common Shares Depositary" shall mean The Bank of New York, a New York banking corporation, as depositary, or any successor as such depositary, under the Deposit Agreement dated as of January 20, 1998, among the Guarantor, the Bank of New York and all owners and beneficial owners from time to time of ADRs issued thereunder.

          "Parent Conversion Shares" has the meaning specified in Section 11.2.

          "Parent Shares" means Parent Common Shares and/or Parent American Depositary Shares.

          "person"  means  any  individual,   corporation,   partnership,  joint
venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "principal" whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

          "Private Debt" means loans, debts, guarantees and/or other obligations of the Guarantor in excess of 30% of the total consolidated fixed assets of the Guarantor and its Subsidiaries, not being Public Debt.

          "Public Debt" means any loan, debt, guarantee or other obligation of the Guarantor represented by or securing bonds, notes, debentures or other publicly issued debt securities which are, or are capable of being, traded or listed on any stock exchange or other organized financial market.

          "record date" has the meaning set forth in Section 2.11.

          "Register" has the meaning set forth in Section 2.12.

          "Relevant Period" means the period beginning on the first Stock Exchange Trading day after the Effective Date for the first Cash Dividend aggregated in the Total Current Dividend, and ending on the Stock Exchange Trading Day immediately preceding the Effective Date for the Cash Dividend which caused the adjustment to the Conversion Price; provided, however, that if there were no Cash Dividends in the 365 consecutive day period prior to this Effective Date, the Relevant Period will be the entire period of the 365 consecutive days.

          "Representative" means the indenture trustee or other trustee, agent or representative for an issue of Issuer Senior Indebtedness or Guarantor Senior Indebtedness, as applicable, or, in the case of any Issuer Senior Indebtedness or Guarantor Senior Indebtedness for which there is no indenture trustee, other trustee, agent or representative, any holder of such Issuer Senior Indebtedness or Guarantor Senior Indebtedness.

          "Resolution" means (1) with respect to the Issuer, a resolution of the Board of Directors of the Issuer or any committee thereof or (2) with respect to the Guarantor, a resolution of the Executive Board of the Guarantor, including, without limitation, any such resolution by which or pursuant to which any series of Securities is authorized and established pursuant to Section 2.6.

          "Responsible Officer", when used with respect to the Trustee, means any vice president, the treasurer, any senior trust officer, trust officer, any assistant trust officer, any assistant vice president, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Security" or "Securities" (except as otherwise required by the Trust Indenture Act of 1939) has the meaning stated in the first recital of this Indenture or means any Securities that have been issued, authenticated and delivered under this Indenture, as the context may require.

          "Security registrar" has the meaning set forth in Section 2.12.

          "series", as used in the definitions of "Indenture" and "Overdue Rate" in this Section 1.1 and as used in Section 2.6 (except as used in the first sentence of the second paragraph thereof and in the first and last sentences of the third paragraph thereof), 2.7, 2.11, 2.12, 2.13, 3.1, 3.2, 3.3 (except as used in the fourth paragraph thereof), 10.1, 10.2, 10.3, 10.4 and 10.6, means "tranche" for any Securities of a series of Securities consisting of more than one tranche.

          "sinking fund payment date" has the meaning set forth in Section 10.6.

          "Specified Currency" has the meaning set forth in Section 6.1.

          "Stock Exchange Trading Day" means a day that AEX-Stock Exchange is open for trading.

          "Subsidiary" means any corporation or other entity of which at least a majority of the outstanding stock or other ownership interests having by the terms thereof ordinary voting power for the election of directors, managers or trustees of such corporation or other entity or other persons performing similar functions (irrespective of whether or not at the time stock or other ownership interests of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned, or controlled by the Issuer or the Guarantor or by one or more other Subsidiaries, or by the Issuer or the Guarantor and one or more other Subsidiaries.

          "Tax Redemption Date" has the meaning set forth in Section 10.7.

          "Total Current Dividend" has the meaning specified in Section 11.4.

          "tranche"  means all  Securities  of the same  series  having the same
original  issue  date,  interest  rate,   maturity,   repayment  and  redemption
provisions.

          "Trust Indenture Act of 1939" (except as otherwise provided in Sections 7.1 and 7.2) means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act of 1939" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

          "Trustee" means the person identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee. If pursuant to the provisions of this Indenture there shall be at any time more than one Trustee hereunder, the term "Trustee" as used with respect to Securities of any series shall mean the Trustee or Trustees with respect to the Securities of that series.

          "U.S.  Government  Obligations"  has the  meaning set forth in Section
9.8.

          "vice president", when used with respect to the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title of "vice president".

          "Yield to Maturity" means, in the case of any Original Issue Discount Security, the yield to maturity specified in such Security or in a Resolution relating thereto.


                                   ARTICLE TWO

                                   SECURITIES

          SECTION 2.1 Forms Generally. The Securities of each series shall be substantially in the form set forth in this Article, or in such other form as shall be established by or pursuant to a Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legends or endorsements as may be required to comply with any applicable law, rule or regulation or with the rules of any securities exchange or as may, consistent with the provisions of this Indenture, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. In the case of Securities of any series that are denominated in a coin or currency (including composite currencies or currency units) that is, or may be, replaced by the euro, the form of such Securities may contain such insertions, omissions, substitutions and other variations as may be deemed appropriate or required.

          The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

          In the case of Securities of any series that are convertible at the option of Holders into Parent Shares, the form of election to convert shall be substantially in the form set forth in Section 2.18, or in such other form as shall be established by or pursuant to a Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may be imprinted or otherwise reproduced on the Securities of such series.

          SECTION 2.2 Form of Face of Security. [If the Security is an Original Issue Discount Security, insert any legend required by the Internal Revenue Code of 1986, as amended and the regulations thereunder.]

No.

[U.S.$]_____________                                          CUSIP No. ________

                           AHOLD FINANCE U.S.A., INC.

                         [Insert Designation of Series]

          Ahold Finance U.S.A., Inc., a company duly organized and existing under the laws of the State of Delaware (herein called the "Issuer"), for value received, hereby promises to pay to ________, or registered assigns, the principal sum of _______________ on _______________ [if the Security is to bear interest prior to maturity, insert--, and to pay interest thereon [[insert as applicable--annually or semi-annually or quarterly]] on [[insert appropriate interest payment dates]] (the "Interest Payment Dates") in each year, commencing _____________, [insert--at the rate of __% per annum or, if applicable, insert the method for determining the adjustable, floating or other form of variable interest rate borne by the Securities] until the principal hereof is paid or made available for payment [if applicable, insert --, and (to the extent that the payment of such interest shall be legally enforceable) at the rate of __% per annum on any overdue principal and premium, if any, and on any overdue installment of interest]. Notwithstanding the foregoing, this Security shall bear interest from the most recent Interest Payment Date to which interest in respect hereof has been paid or duly provided for, unless (i) the date hereof is such an Interest Payment Date, in which case from the date hereof, or (ii) no interest has been paid on this Security, in which case from ____________; provided, however, that if the Issuer shall default in the payment of interest due on the date hereof, then this Security shall bear interest from the next preceding Interest Payment Date to which Interest has been paid or, if no interest has been paid on this Security from __________. [If the Issuer has the right to deliver Parent Common Shares in payment, in whole or in part, of the principal and accrued interest due at maturity, insert applicable provisions.] Notwithstanding the foregoing, if the date hereof is after the _________ [insert if applicable--or __________] (whether or not a Business Day) (the "Record
Date") [insert if applicable, as the case may be,] next preceding an Interest Payment Date and before such Interest Payment Date, this Security shall bear interest from such Interest Payment Date; provided, however, that if the Issuer shall default in the payment of interest due on such Interest Payment Date, then this Security shall bear interest from the next preceding Interest Payment Date to which interest has been paid or, if no interest has been paid on this Security, from _________. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the Record Date next preceding such Interest Payment Date. Unless otherwise specified for the Security pursuant to Section 2.6, insert - [Interest on this Security will be computed and paid on the basis of a 360-day year of twelve 30-day months.]

          [If the Security is not to bear interest prior to maturity, insert--The principal of this Security shall not bear interest except in the case of a default in payment of principal upon acceleration, upon redemption or at maturity and in such case the overdue principal of this Security shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such default in payment to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable on demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the rate of __% per annum (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable on demand.]

          To secure the due and punctual payment of the principal and additional interest [If the Security is to bear interest prior to maturity, insert--and interest], if any, on the Securities of this series and all other amounts payable by the Issuer under the Indenture and the Securities when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Securities and the Indenture, Koninklijke Ahold N.V. (the "Guarantor") has unconditionally guaranteed the Securities pursuant to the terms of the Guaranty endorsed hereon and in the Indenture referred to on the reverse hereof (the "Guaranty"). [If the Security is convertible into Parent Shares at the option of the Holder, insert -- In addition, the Guarantor has irrevocably and unconditionally guaranteed to the Holder of this Security the conversion of this Security in accordance with the terms of the Indenture, when this Security is presented for conversion in accordance therewith.]

          Payment of the principal of and [if applicable, insert--any such] interest on this Security will be made at the office or agency of the Issuer maintained for that purpose in [insert the places of payment], in [insert the currency or currencies of payment]; provided, however, that at the option of the Issuer payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security register.

          [If the Security is an extendible security, insert--The Securities of this series are subject to repayment on [insert provisions with respect to repayment date or dates] at the option of the Holders thereof exercisable on or before the _________________, but not prior to the _______________ preceding such ____________, at a repayment price equal to the principal amount thereof to be repaid, together with interest payable thereon to the repayment date, as described on the reverse side hereof.]

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by the manual signature of one of its authorized signatories, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


          IN WITNESS WHEREOF, this instrument has been duly executed in the name of the Issuer.

                                                  AHOLD FINANCE U.S.A., INC.



                                                  By____________________________


Attest: ______________________________


          SECTION 2.3 Form of Reverse of Security.

                           AHOLD FINANCE U.S.A., INC.

          This Security is one of a duly authorized issue of securities of the Issuer (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of [ ], (herein called the "Indenture"), among the Issuer, the Guarantor and The Bank of New York, a New York banking corporation, as Trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Issuer, the Guarantor, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof [if applicable, insert--limited in aggregate principal amount to _________]. The separate series of Securities may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking or purchase funds (if any), may have different conversion provisions (if any), may be subject to different repayment provisions (if any), may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided. The Indenture further provides that the Securities of a single series may be issued at various times, with different maturity dates, may bear interest, if any, at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking or purchase funds (if any) and may be subject to different repayment provisions (if any).

          If at any time subsequent to the issuance of the Securities of this series as a result of any change in, or amendment to, the laws or regulations of The Netherlands or of any political subdivision thereof or any authority therein or thereof having power to tax or as a result of any change in the application or official interpretation of such laws or regulations, the Guarantor becomes, or will become, obligated to pay any Additional Amounts with respect to any payments that it may be required to make pursuant to the Guaranty and such obligations cannot be avoided by the Issuer or the Guarantor taking reasonable measures available to either of them, then the Securities of this series will be redeemable as a whole (but not in part), at the option of the Issuer, at any time upon not less than thirty (30) nor more than sixty (60) days' notice given to the Holders at their principal amount [if the Security is to bear interest prior to maturity, insert--together with accrued interest thereon, if any,] [if the Security is an Original Issue Discount Security, insert appropriate provision.] to the date fixed for redemption (the "Tax Redemption Date"). In order to effect a redemption of Securities of this series as described in this paragraph, the Issuer shall deliver to the Trustee at least forty-five (45) days prior to the Tax Redemption Date: (i) a written notice stating that the Securities of this series are to be redeemed as a whole and (ii) an opinion of independent legal counsel of recognized standing to the effect that the Guarantor has or will become obligated to pay Additional Amounts with respect to any payments which it may be required to make pursuant to the Guaranty as a result of any such change or amendment. No notice of redemption may be given earlier than ninety (90) days prior to the earliest date on which the Guarantor would be obligated to pay such Additional Amounts were a payment in respect of the Guaranty of the Securities of this series then due. The notice shall additionally specify the Tax Redemption Date and all other information necessary to the publication and mailing by the Trustee of notices of such redemption. The Trustee shall be entitled to rely conclusively upon the information so furnished by the Issuer and the Guarantor in such notice and shall be under no duty to check the accuracy or completeness thereof. Such notice shall be irrevocable and upon its delivery the Guarantor shall be obligated to make the payment or payments referred to therein to the Trustee.

          [If applicable, insert--The Securities of this series are subject to redemption upon not less than 30 nor more than 60 days' notice by mail, [[if applicable, insert --(1) on ______ in any year commencing with the year ______ and ending with the year ____ through operation of the sinking fund for this series (as more fully described in the next succeeding paragraph) at [[insert either--a redemption price equal to 100% of the principal amount of the Securities to be redeemed or the redemption prices for redemption through operation of the sinking fund (expressed as percentages of the principal amount) set forth in the table below,]], and (2)]] at any time [[if applicable, insert--on or after ________]], as a whole or in part, at the election of the Issuer, at the [[insert either--following redemption prices or redemption prices for redemption otherwise than through operation of the sinking fund]] (expressed as percentages of the principal amount): if redeemed [[if applicable, insert--on or before ________, __%, and if redeemed]] during the 12-month period beginning ________ of the years indicated,

                                                         [[If applicable,
                          Redemption Price               insert --
                          for Redemption                     Price For
                          [[if applicable,                   Redemption
                          insert --                          Otherwise Than

                           Through Operation               Through Operation
                                 of the                          of the
       Year                  Sinking Fund]]                  Sinking Fund]]
       ----                  ------------                    ------------

and thereafter at a redemption price equal to __% of the principal amount thereof, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the date fixed for redemption, but interest installments maturing on or prior to such redemption date will be payable to the Holders of such Securities of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

          [If applicable, insert--The sinking fund for this series provides for the redemption on ________ in each year beginning with the year ____ and ending with the year ____ of [[not less than]] U.S.$________ [[("mandatory sinking fund payments") and not more than [U.S.$]________]] aggregate principal amount of Securities of this series.] [If applicable, insert--Securities of this series acquired or redeemed by the Issuer otherwise than through [[mandatory]] sinking fund payments [[if applicable, insert--and Securities of this series surrendered to the Issuer for conversion]] may be credited against subsequent [[mandatory]] sinking fund payments otherwise required to be made.]

          [If applicable, insert--Notwithstanding the foregoing, the Issuer may not, prior to ________, redeem any Securities of this series as contemplated by [[Clause (2) of]] the [[second]] preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of moneys borrowed having an interest cost to the Issuer (calculated in accordance with generally accepted financial practice) of less than __% per annum.]

          [If applicable, insert--Partial redemptions must be in an amount not less than [U.S.$]______________ principal amount of Securities.]

          [If applicable, insert--In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof having the same interest rate and maturity as this Security will be issued in the name of the Holder hereof upon the cancellation hereof.]

          [If the Holders have the right to cause the Issuer to redeem, purchase or repay in certain circumstances the Security prior to maturity, insert applicable provisions.]

          [If the Security is convertible at the option of the Holder, insert-- Subject to the provisions of the Indenture, the Holder hereof has the right, at his option at any time until the close of business of the third Business Day (as hereinafter defined) preceding the maturity date hereof (except that, in case this Security shall be called for redemption before maturity, such right shall terminate in respect of this Security at the close of business on the third Business Day preceding the date fixed for redemption of this Security unless the Issuer shall default in payment due upon such redemption), to convert this Security (or any portion hereof which is [[insert minimum denomination]] or an integral multiple thereof) into fully paid and nonassessable Common Shares of the Guarantor ("Parent Common Shares"), or American Depositary Shares evidencing such Parent Common Shares ("Parent ADSs" and, together with such Parent Common Shares, "Parent Shares"), at the initial Conversion Price of [[U.S.$]]______ per Parent Common Share, subject to such adjustment, if any, of the Conversion Price and the securities or other property issuable upon conversion as may be required by the provisions of the Indenture, but only upon surrender of this Security to the Trustee or to the Conversion Agent for surrender to the Issuer or the Guarantor in accordance with the instructions on file with the Conversion Agent, accompanied by a written notice of election to convert, which shall be substantially in the Form of Election to Convert contained in the Indenture, and (if required by the Issuer or the Guarantor) by an instrument or instruments of transfer, in form satisfactory to the Issuer, the Guarantor and the Conversion Agent, duly executed by the Holder or by his attorney duly authorized in writing.]

          [If the Security is subject to mandatory conversion or conversion at the option of the Issuer, insert applicable provisions.]

          [If the Security is convertible into Parent Shares, insert--No payment or adjustment is to be made on conversion of this Security for interest accrued hereon or for dividends on Parent Common Shares issued on conversion or on Parent Common Shares underlying Parent ADSs issued on conversion; provided, however, that if this Security is surrendered for conversion after the Record Date for a payment of interest and on or before the Interest Payment Date, then, notwithstanding such conversion, the interest falling due to such Interest Payment Date will be paid to the person in whose name this Security is registered at the close of business on such Record Date and any Security surrendered for conversion during the period from the close of business on any Record Date to the opening of business on the corresponding Interest Payment Date must be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date. No fractional Parent Shares shall be issuable upon any conversion, but in lieu thereof the Guarantor shall make an adjustment therefor in cash as provided in the Indenture.]

          [If the Security is not an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount (calculated as provided in the Indenture) of the Securities of this series then Outstanding may declare the principal of the Securities of this series and accrued interest thereon, if any, to be due and payable in the manner and with the effect provided in the Indenture.] [If the Security is an Original Issue Discount Security, insert--If an Event of Default with respect to Securities of this series shall occur and be continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount (calculated as provided in the Indenture) of the Securities of this series then Outstanding may declare an amount of principal of the Securities of this series due and payable in the manner and with the effect provided in the Indenture. Such amount shall be equal to [[insert formula for determining the amount]].]

          [If the Security is an extendible security, insert --The Securities of this series are subject to repayment in whole, or in part, on [insert month, day and years], in increments of _______ or multiples of _______ in excess of ______, provided that the portion of the principal amount of any Security of this series not being repaid shall be at least _____, at the option of the Holder thereof at a repayment price equal to the principal amount thereof to be repaid, together with interest payable thereon to the repayment date. For this Security to be repaid at the option of the Holder, the Trustee must receive at the Corporate Trust Office or the New York Location, on or before the [insert month and day] or, if such [insert month and day] is not a day other than a day on which banking institutions in The Netherlands or in the Borough of Manhattan, the City and State of New York are authorized or required by law or regulation to close (a "Business Day"), the next succeeding Business Day, but not earlier than the [insert month and day] prior to the [insert month and day] on which the repayment price will be paid (i) this Security, with the form entitled "Option to Elect Repayment" below duly completed, or (ii) a facsimile transmission or letter from a member of a national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States of America setting forth the name of the Holder of this Security, the principal amount of the Security, the amount of such Security to be repaid, a statement that the option to elect repayment is being made thereby and a guarantee that the Security to be repaid with the form entitled "Option to Elect Repayment" on the reverse thereof duly completed will be received by the Issuer no later than five Business Days after the date of such facsimile transmission or letter, and such Security and form duly completed are received by the Issuer by such fifth Business Day. Either form of notice duly received on or before the [insert month and day] preceding any such [insert month and day] shall be irrevocable. All questions as to the validity, eligibility (including time of receipt) and acceptance of any Securities of this series for repayment will be determined by the Issuer, whose determination shall be final and binding.]

          The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Issuer Senior Indebtedness of the Issuer whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purpose.

          The Indenture permits, with certain exceptions as therein provided, the amendment or supplementing thereof and the modification of the rights and obligations of the Issuer and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Issuer, the Guarantor and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the Securities at the time Outstanding of all series to be affected (all such series voting as a single class). The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount (calculated as provided in the Indenture) of the Securities of any series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive certain past defaults or Events of Default under the Indenture and the consequences of any such defaults or Events of Default. Any such consent or waiver (unless revoked as provided in the Indenture) shall be conclusive and binding upon any Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest, if any, on this Security at the times, place and rate, if any, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security register, upon due presentment of this Security for registration of transfer at the office or agency of the Issuer in any place where the principal of and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Security registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, having the same interest rate and maturity and bearing interest from the same date as this Security, of any authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of ________ and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination having the same interest rate and maturity and bearing interest from the same date as such Securities, as requested by the Holder surrendering the same.

          No service charge shall be made for any such registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to registration of transfer of this Security in the Security register, the Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue and notwithstanding any notation of ownership or other writing thereon, and none of the Issuer, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary. All payments made to or upon the order of such registered Holder, shall, to the extent of the sum or sums paid, effectually satisfy and discharge liability for monies payable on this Security.

          No recourse for the payment of the principal of or interest, if any, on this Security, or for payment pursuant to the Guaranty or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Issuer or the Guarantor in the Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, officer, official, member or deputy member of the Executive Board or member or deputy member of the supervisory board of the Guarantor or any successor entity, as such, past, present or future, or against any incorporator, shareholder, officer or member of the Board of Directors of the Issuer or of any successor entity, as such, past, present or future, either directly or through the Issuer or the Guarantor, as the case may be, or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

          All terms used in this Security and not otherwise defined herein which are defined in the Indenture shall have the meanings assigned to them in the Indenture, except with respect to authorization, execution and delivery by the Issuer.

          This Security shall be governed by and construed in accordance with the laws of the State of New York.

          SECTION 2.4 Form of Notation on Security Relating to Guaranty

                                    GUARANTY

          Koninklijke Ahold N.V., a company organized under the laws of The Netherlands with its corporate seat in Zaandam (municipality Zaanstad), The
Netherlands (the "Guarantor"), FOR VALUE RECEIVED, hereby irrevocably and unconditionally guarantees on a subordinated basis to the Holder of the Security upon which this Guaranty is endorsed, the due and punctual payment of the principal, premium, if any, and interest, if any, on the Security upon which this Guaranty is endorsed, when and as the same shall become due and payable, subject to any applicable grace period, whether on the date of maturity, by acceleration or upon redemption pursuant to Article Ten of the Indenture referred to in the Security on which this Guaranty is endorsed or otherwise. All payments under this Guaranty shall be made in [insert relevant currency].

          [If the Security is convertible at the option of the Holder, insert -- The Guarantor hereby also irrevocably and unconditionally guarantees to the Holder of the Security upon which this Guaranty is endorsed the conversion of such Security into Parent Shares when presented for conversion in accordance with the terms of the Indenture.

          All payments made pursuant to this Guaranty, including, without limitation, payments of principal [if the Security is to bear interest prior to maturity, insert -- interest, if any,] and premium, if any, in respect of the Security on which this Guaranty is endorsed, shall be made by the Guarantor without withholding or deduction for or on account of any present or future taxes, duties, levies, or other governmental charges of whatever nature in effect on the date of the Indenture or imposed or established in the future by or on behalf of The Netherlands or any authority in The Netherlands ("Taxes"). In the event any such Taxes are so imposed or established, the Guarantor shall pay such additional amounts ("Additional Amounts") as may be necessary in order that the net amounts receivable by each Holder after any payment, withholding or deduction in respect of such Taxes shall equal the respective amounts of principal [if the Security is to bear interest prior to maturity, insert --, interest] and premium, if any, which would have been receivable in respect of the Security on which this Guaranty is endorsed in the absence of such payment, withholding or deduction; except that no such Additional Amounts will be payable with respect to any payment under this Guaranty to, or to a third party on behalf of, a Holder for or on account of any such Taxes whatever that have been imposed by reason of (i) the Holder being a resident or deemed a resident of The Netherlands or having some connection with The Netherlands (including, but not limited to, the Holder carrying on business in The Netherlands through a permanent establishment or permanent representative in The Netherlands) other than the mere holding of such Security or the receipt of principal, interest, if any, or premium, if any, in respect thereof; (ii) the presentation by the Holder of the Security on which this Guaranty is endorsed for payment on a date more than thirty (30) days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; (iii) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge; (iv) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of the Security on which this Guaranty is endorsed; or (v) any combination of items (i), (ii), (iii) or (iv). Furthermore, no Additional Amounts shall be paid with respect to any payment on this Security to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or beneficial owner would not have been entitled to receive the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

          This Guaranty is, to the extent and in the manner set forth in Article Thirteen of the Indenture, subordinated in right of payment to the prior payment in full of all Guarantor Senior Indebtedness (as defined in the Indenture) whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed, and each Holder of the Security upon which this Guaranty is endorsed, by accepting the same, agrees to and shall be bound by such provisions.

          The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to this Guaranty and the Indenture, and the rights of the Guarantor with respect thereto, are expressly set forth in Article Thirteen of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guaranty, which are incorporated herein by reference and made a part thereof.

          No shareholder, officer, official or member of the Executive Board or the supervisory board of the Guarantor, as such, past, present or future of the Guarantor shall have any liability under this Guaranty by reason of his, her or its status as such shareholder, officer, or member of the Executive Board or the supervisory board.

          The Guarantor hereby agrees that its obligations hereunder and under Article Thirteen of the Indenture shall be as principal obligor and not merely as surety, and shall be unconditional, irrevocable and absolute, irrespective of the validity, regularity or enforceability of the Security on which this Guaranty is endorsed or the Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of such Security with respect to any provisions thereof, the recovery of any judgment against the Issuer, any action to enforce the same, or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to such Security or indebtedness evidenced thereby, and all demands whatsoever and covenants that this Guaranty will not be discharged except by complete performance of the obligations of the Guarantor contained in the Indenture and in this Guaranty.

          The Guarantor shall be subrogated to all rights of the Holder of the Security on which this Guaranty is endorsed against the Issuer in respect to any amounts paid by the Guarantor pursuant to the provisions of this Guaranty as and to the extent provided in Article Thirteen of the Indenture.

          This Guaranty shall not be valid or obligatory for any purpose until the certificate of authentication on the Security upon which this Guaranty is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

          This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, except for the provisions relating to the subordination of this Guaranty, which shall be governed by and construed in accordance with the laws of The Netherlands.

          Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Indenture.

          IN WITNESS WHEREOF this instrument has been duly executed in the name of the Guarantor.



                                                          KONINKLIJKE AHOLD N.V.



                                                          By:___________________
                                                             Name:
                                                             Title:


          SECTION  2.5 Form of  Trustee's  Certificate  of  Authentication.  The
Trustee's   certificate  of   authentication  on  all  Securities  shall  be  in
substantially the following form:

          This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated:                                            The Bank of New York,
                                                  as Trustee



                                                  By___________________________
                                                      Authorized Signatory

          SECTION 2.6 Amount Unlimited; Issuable in Series; Ranking. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series, each of which may consist of one or more tranches. There shall be established in or pursuant to a Resolution, a copy of which, certified by the secretary of the Issuer, shall be delivered to the Trustee, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of a particular series,

          (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

          (2) any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture
     (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.11, 2.12, 2.13 or 10.3);

          (3) the date or dates on which the principal of the Securities of the series is payable;

          (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such rate or rates (including the Overdue Rate) shall be determined, the date or dates from which such interest shall accrue or the method by which such date or dates may be determined, the interest payment dates on which such interest shall be payable and the record dates for the determination of Holders to whom interest is payable;

          (5) the place or places where the principal and any interest on Securities of the series shall be payable;

          (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Issuer, pursuant to any sinking fund or otherwise;

          (7) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

          (8) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be repaid, in whole or in part, at the option of the Holder thereof;

          (9) if the Securities of the series are to be convertible into Parent Shares, the period or periods within which, the Conversion Price or Prices at which (and the adjustments to be made thereto, if otherwise than as provided in Section 11.4)) and the terms and conditions upon which the Securities of the series may be converted, in whole or in part, into Parent Shares, whether such conversion is mandatory, at the option of Holders of the Securities of the series or at the option of the Issuer and the identity of any Conversion Agent for Securities of the series if other than or in addition to the Trustee;

          (10) if other than Dollars, the coin or currency (including composite currencies or currency units) in which the Securities of the series shall be denominated and, if different, the coin or currency (including composite currencies or currency units) in which payment of the principal of and/or interest on the Securities of the series shall be payable, and if such coin or currency (including composite currencies or currency units) is replaced by the euro, the provisions to effect such replacement;

          (11) if the principal of and/or interest on the Securities of the series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency (including composite currencies or currency units) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (12) if the amount of payments of principal of and/or interest on the Securities of the series may be determined with reference to an index based on a coin or currency (including composite currencies or currency units) other than that in which the Securities are stated to be payable or with reference to any other index, the manner in which such amounts shall be determined;

          (13) if other than denominations of U.S.$1,000 (or if the Securities are denominated in a currency other than Dollars or in a composite currency, 1,000 units of such other currency, composite currency or other currency unit) and any multiple thereof, the denominations in which Securities of the series shall be issuable;

          (14) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 4.1 or provable in any action or proceeding pursuant to Section 4.2;

          (15) if the Securities of the series are Original Issue Discount Securities, the price at which and the date on which Securities of the series are to be issued and the Yield to Maturity at the time of issuance of such series;

          (16) if the Securities of the series are to be issued in the form of one or more Global Securities, the name of the Depositary for such Global Security or Securities or the nominee of such Depositary;

          (17) if the principal of and/or interest on the Securities of the series are to be payable (whether upon redemption or maturity), at the election of the Issuer, in Parent Common Shares, the period or periods within which, or dates on which, and the terms and conditions upon which, such election may be made:

          (18) CUSIP and/or ISIN/CINS numbers for Securities of the series; and

          (19) any other terms of the series which are not inconsistent with this Indenture.

          In the case of Securities of a series issued in tranches, all Securities of any one tranche shall be substantially identical, except as to denomination. Except as provided in the preceding sentence, all Securities of any one series shall be substantially identical except as to denomination, interest rate and maturity and except as may otherwise be provided in or pursuant to such Resolution or in any such indenture supplemental hereto. The applicable Resolution or the applicable supplemental indenture may provide that Securities of any particular series may be issued at various times, with different maturities and redemption and repayment provisions (if any) and bearing interest at different rates, but shall for all purposes under this Indenture, including, but not limited to, voting and Events of Default, be treated as Securities of a single series.

          Except as otherwise specified pursuant to this Section 2.6 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months.

          The Securities of any series will be subordinated in right of payment to all Issuer Senior Indebtedness of the Issuer as provided in Article Twelve hereof. The Securities of any series will rank pari passu without any preference among themselves and with all other present and future unsecured and equally subordinated obligations of the Issuer.

          SECTION 2.7 Authentication and Delivery of Securities. At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication, with, in each case, the Guaranty endorsed thereon executed by the Guarantor and the Trustee shall thereupon authenticate and make available for delivery such Securities to or upon the written order of the Issuer, signed by any two of the following: the president, any executive vice president or the secretary of the Issuer, without any further action by the Issuer. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities the Trustee shall be entitled to receive, and (subject to the requirements of the Trust Indenture Act of 1939) shall be fully protected in conclusively relying upon:

          (1) a copy of any Resolution or Resolutions relating to such series, certified by the secretary of each of the Issuer and the Guarantor;

          (2) an executed supplemental indenture, if any, relating thereto;

          (3) an Officers' Certificate of the Issuer setting forth the form and terms of the Securities as required pursuant to Sections 2.1 and 2.5, respectively, and prepared in accordance with the requirements of the Trust Indenture Act of 1939 and Section 14.5;

          (4) an Opinion of Counsel, prepared in accordance with the requirements of the Trust Indenture Act of 1939 and Section 14.5, which shall state that (i) if the form of such Securities has been established by or pursuant to a Resolution of the Issuer as permitted by Section 2.1, that such form or forms, as the case may be, have been established in conformity with the provisions of this Indenture, and that the terms of such Securities have been established by or pursuant to a Resolution of the Issuer as permitted by Section 2.6 in conformity with the provisions of this Indenture and that the authentication and delivery of such Securities by the Trustee is authorized under the provisions of this Indenture and
     (ii) that such Securities, when authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel will constitute valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity regardless of whether the issue of enforceability is considered in a proceeding in equity or at law; and

          (5) an Opinion of Counsel, prepared in accordance with the requirements of the Trust Indenture Act of 1939 and Section 13.5, which shall state that the Guaranty endorsed upon such Securities, when such Securities are authenticated and delivered by the Trustee and issued by the Issuer in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute the valid and legally binding obligation of the Guarantor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

          The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith by its board of directors or board of trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that such action would expose the Trustee to liability to existing Holders or would adversely affect the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          The Trustee shall not be required to authenticate Securities denominated in a coin or currency other than that of the United States of America if the Trustee reasonably determines that such Securities impose duties or obligations on the Trustee which the Trustee is not able or reasonably willing to accept; provided that the Trustee, upon the request of the Issuer, will resign as Trustee with respect to Securities of any series as to which such a determination is made, prior to the issuance of such Securities, and will comply with the request of the Issuer to execute and deliver a supplemental indenture appointing a successor Trustee pursuant to Section 7.1.

          If the Issuer shall establish pursuant to Section 2.6 that the Securities of a series or a tranche are to be issued in the form of one or more Global Securities, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the order of the Issuer with respect to such series, authenticate and deliver one or more Global Securities, in each case with the Guaranty endorsed thereon executed by the Guarantor, that (i) shall represent and shall be denominated in an amount equal to the aggregate principal amount of all of the Securities of such series or such tranche, as the case may be, issued and not yet canceled, (ii) shall be registered in the name of the Depositary for such Global Security or Securities or the nominee of such Depositary, (iii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions and (iv) shall bear such legend, if any, as shall be required by the Depositary.

          Each  Depositary of a Global Security  designated  pursuant to Section
2.6 must, at the time of its designation and at all times while it serves as Depositary hereunder, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

          SECTION 2.8 Execution of Securities. The Securities shall be signed in the name of the Issuer by its president or any vice president of the Issuer. Such signatures may be the manual or facsimile signatures of the present or any future such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

          In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed in the name of the Issuer by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

          SECTION 2.9 Certificate of Authentication. Unless a certificate of authentication, substantially in the form hereinbefore recited set forth on a Security has been executed by the Trustee by the manual signature of one of its authorized signatories, such Security shall not be entitled to any benefits under this Indenture and neither such Security nor the Guaranty endorsed thereon shall be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture.

          SECTION 2.10 Execution and Delivery of Guaranty. To evidence the Guaranty to the Securityholders hereunder, the Guaranty, substantially in the form provided in Section 2.4, shall be endorsed on each Security authenticated and delivered hereunder. The Guaranty endorsed upon each such Security shall be signed in the name of the Guarantor by the president or any executive vice president of the Guarantor. Such signature may be the manual or facsimile signature of the present or any future such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of the Guaranty endorsed upon any Security that has been duly authenticated and delivered by the Trustee.

          In case any officer of the Guarantor who shall have signed any Guaranty shall cease to hold such office before the Security on which such Guaranty is endorsed shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Guaranty had not ceased to hold such office of the Guarantor; and the Guaranty on any Security may be signed in the name of the Guarantor by such persons as, at the actual date of the execution of such Guaranty, shall be the proper officers of the Guarantor, although at the date of the execution and delivery of this Indenture any such person was not such an officer.

          SECTION 2.11 Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable as registered Securities without coupons and in denominations as shall be specified as contemplated by Section 2.6. In the absence of any such specification with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of U.S.$1,000 (or, if such Securities are denominated in a currency other than U.S. dollars or in a composite currency, 1,000 units of such other currency or composite currency) and any multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of a Responsible Officer of the Trustee as evidenced by the execution and authentication thereof.

          Each Security shall be dated the date of its authentication, shall bear interest, if any, from the date, and shall be payable on the dates, in each case, which shall be specified as contemplated by Section 2.6.

          Except as  otherwise  specified  for a particular  series  pursuant to
Section 2.6, the person in whose name any Security of any series is registered at the close of business on any record date (as hereinafter defined) applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding the cancellation of such Security upon any registration of any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Securities of such series are registered at the close of business on a subsequent record date (which shall be not less than five days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Securities not less than 15 days preceding such subsequent record date. The term "record date" as used with respect to any interest payment date (except a date for payment of defaulted interest) shall mean the date specified as such in the terms of the Securities of any particular series, or, if no such date is so specified, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day.

          SECTION 2.12 Registration, Transfer and Exchange. The Issuer will keep, either at the office or agency designated and maintained by the Issuer for such purpose in the Borough of Manhattan, The City of New York, in accordance with the provisions of Section 3.2, or at any of such other offices or agencies as may be designated and maintained in accordance with the provisions of Section 3.2, a register or registers in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities of a series as in this Article provided. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee and any Security registrar (as defined below) other than the Trustee.

          Upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute (in each case with the Guaranty endorsed thereon executed by the Guarantor) and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities of the same series in authorized denominations for a like aggregate principal amount and having the same interest rate, maturity and repayment and redemption provisions.

          Any Security or Securities of any series (other than a Global Security, except as set forth below) may be exchanged for a Security or Securities of the same series in other authorized denominations, in an equal aggregate principal amount and having the same interest rate, maturity, redemption and repayment provisions. Securities of any series to be exchanged shall be surrendered at any office or agency to be maintained by the Issuer for the purpose as provided in Section 3.2, and the Issuer shall execute (in each case with the Guaranty endorsed thereon executed by the Guarantor) and the Trustee shall authenticate and make available for delivery in exchange therefor the Security or Securities of the same series and having the same interest rate, maturity and repayment and redemption provisions which the Securityholder making the exchange shall be entitled to receive, bearing numbers or other distinguishing symbols not contemporaneously outstanding. Each person designated by the Issuer pursuant to the provisions of Section 3.2 as a person authorized to register, and register transfer of, the Security is sometimes herein referred to as a "Security registrar".

          The Issuer will at all times designate one person (who may be the Issuer and who need not be a Security registrar) to act as repository of a master list of names and addresses of the Holders of the Securities (the
"Register"). The Trustee shall act as such repository unless and until some other person is, by written notice from the Issuer to the Trustee and each Security registrar, designated by the Issuer to act as such. The Issuer shall cause each Security registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such registrar, as may be necessary to enable such repository to maintain the Register on as current a basis as is practicable.

          No person shall at any time be designated as or act as a Security registrar unless such person is at such time empowered under applicable law to act as such and duly registered to act as such under and to the extent required by applicable law and regulations.

          All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to the Issuer and the Trustee duly executed by, the Securityholder or his attorney duly authorized in writing.

          The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities, other than exchanges pursuant to Section 2.15, 7.5 or 10.3 not involving any registration of transfer. No service charge shall be made for any such transaction.

          The Issuer shall not be required to exchange or register a transfer of
(a) any Securities of any series for a period of 15 days next preceding the selection of Securities of that series to be redeemed, or (b) any Securities selected, called or being called for redemption or surrendered for repayment in whole or in part except, in the case of any Security to be redeemed or repaid in part, the portion thereof not so to be redeemed or repaid.

          Notwithstanding any other provision of this Section 2.12, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Global Security representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

          If at any time the Depositary for any Securities of a series represented by one or more Global Securities notifies the Issuer that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under
Section 2.7, the Issuer shall appoint a successor Depositary with respect to such Securities. If a successor Depositary for such Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer's election pursuant to Section 2.6 that such Securities be represented by one or more Global Securities shall no longer be effective and the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and make available for delivery definitive Securities of the same series, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities representing such Securities, in exchange for such Global Security or Securities.

          The Issuer may at any time, and in its sole discretion, determine that Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Issuer will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities, will authenticate and make available for delivery definitive Securities of the same series, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Global Security or Securities, in exchange for such Global Security or Securities.

          If specified by the Issuer pursuant to Section 2.6 with respect to Securities represented by a Global Security, the Depositary for such Global Security may surrender such Global Security in exchange in whole or in part for definitive Securities of the same series on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, with the Guaranty thereon executed by the Guarantor, and the Trustee shall authenticate and make available for delivery, without service charge:

          (i) to the person specified by such Depositary, a new Security or Securities of the same series, of any authorized denominations as requested by such person, in an aggregate principal amount equal to and in exchange for such person's beneficial interest in the Global Security; and

          (ii) to such Depositary a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

          Upon the exchange of a Global Security for definitive Securities, in authorized denominations, such Global Security shall be canceled by the Trustee or an agent of the Issuer, the Guarantor or the Trustee. Definitive Securities issued in exchange for a Global Security pursuant to this Section 2.12 shall be registered in such names and in such authorized denominations as the Depositary for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer, the Guarantor or the Trustee. The Trustee or such agent shall make such Securities available for delivery to or as directed by the persons in whose names such Securities are so registered.

          SECTION 2.13 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen and, in the absence of notice to the Issuer or the Trustee that any destroyed, lost or stolen Security has been acquired by a bona fide purchaser, the Issuer may in its discretion execute (with the Guaranty endorsed thereon executed by the Guarantor) and the Trustee shall authenticate and make available for delivery, a new Security of the same series and of like tenor, bearing a number or other distinguishing symbol not contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Issuer, the Guarantor and the Trustee (and any agent of the Issuer, the Guarantor or Trustee, if requested in writing by the Issuer or the Guarantor) such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

          Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          In case any Security that has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer in its discretion may instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Issuer, the Guarantor and the Trustee (and any agent of the Issuer, the Guarantor or Trustee, if requested by the Issuer or the Guarantor) such security or indemnity as any of them may require to indemnify and defend and to save each of them harmless, and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

          Every substituted Security of any series and the Guaranty endorsed thereon issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer and the Guarantor, respectively, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          SECTION 2.14 Cancellation of Securities Paid, etc. All Securities surrendered for the purpose of payment, redemption, registration of transfer, conversion or exchange, or for credit against any payment in respect of a sinking or analogous fund, if surrendered to the Issuer, any Security registrar, any paying agent, the Conversion Agent or any other agent of the Issuer or any agent of the Trustee, shall be delivered to the Trustee and promptly canceled by it or, if surrendered to the Trustee, shall be promptly canceled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall deliver canceled Securities to the Issuer. If the Issuer shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

          SECTION 2.15 Assumption by Guarantor. The Guarantor may, without the consent of the Securityholders, assume all of the covenants, agreements, rights and obligations of the Issuer hereunder with respect to any series of Securities and under the Securities of such series if, after giving effect to such assumption, no Event of Default shall have occurred and be continuing. Upon such an assumption, the Guarantor shall execute a supplemental indenture evidencing its assumption of all such rights and obligations of the Issuer and the Issuer shall be released from its liabilities hereunder and under such Securities as obligor on the Securities of such series.

          SECTION 2.16 Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute (with the Guaranty endorsed thereon executed by the Guarantor), and the Trustee shall authenticate and make available for delivery temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced). Temporary Securities of any series shall be issuable as registered Securities without coupons, in any authorized denomination, and substantially in the form of the definitive
Securities of such series in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer and the Guarantor. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities in lieu of which they are issued. Without unreasonable delay, and in no case more than 60 days after the issuance of such temporary Securities, the Issuer shall execute definitive Securities of such series and the Issuer shall furnish (with, in each case, the Guaranty endorsed thereon executed by the Guarantor) such definitive securities and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities of such series a like aggregate principal amount of definitive Securities of the same series of authorized denominations having the same interest rate, maturity and redemption and repayment provisions, and bearing interest from the same date as such temporary Securities. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

          SECTION 2.17 CUSIP Numbers. The Issuer in issuing the Securities may use "CUSIP" or "ISIN" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" or "ISIN" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer shall promptly notify the Trustee of any change in the CUSIP or ISIN numbers.

          SECTION 2.18 Form of Election to Convert. The notice of conversion to be delivered by a Holder to the Conversion Agent in connection with the conversion of Securities of any series that are convertible into Parent Shares shall be in substantially the following form, with such appropriate insertions, omissions, substitutions and other variations as are deemed necessary or appropriate by the Guarantor or the Trustee:

                              NOTICE OF CONVERSION

          The undersigned Holder of the Securities specified below hereby irrevocably exercises the option to convert such Securities, or the aggregate principal amount thereof specified below, into Common Shares of the Guarantor ("Parent Common Shares") or American Depositary Shares evidencing such Parent Common Shares ("Parent ADSs" and, together with such Parent Common Shares, the "Parent Shares"), as indicated below, in accordance with the terms of the Securities and the Indenture dated as of _______, (the "Indenture") among Ahold Finance U.S.A., Inc., as Issuer, Koninklijke Ahold N.V., as Guarantor, and The Bank of New York, as Trustee, and directs that (i) if such Holder is electing to receive Parent Common Shares, the Parent Common Shares issuable and deliverable upon conversion be delivered to such Holder through Nederlands Centraal Instituut voor Giraal Effectenverkeer and (ii) if such Holder elects to receive Parent ADSs, the Parent American Depositary Receipts evidencing such Parent ADSs issuable and deliverable on conversion be issued in the name of and delivered to the undersigned unless otherwise indicated below and, in either case, any check in payment for fractional Parent Shares be issued in the name of and delivered to the undersigned unless a different name has been indicated below. If Parent ADSs are to be issued in the name of a person other than the undersigned, the undersigned has paid all transfer taxes payable with respect thereto. All capitalized terms used herein and not defined herein shall have the meanings specified in the Indenture.

Dated:

                                                 -------------------------------
                                                 Signature (for Conversion only)

Title of Securities:

Certificate Number(s)
(if applicable):

Aggregate Principal Amount
Represented:(1)

Principal Amount to be
Converted:(2)

(1) Unless otherwise specified, a Holder will be deemed to be converting the entire principal amount of the
      Securities delivered.

(2)  Certificate  registered  in the name of the  Holder  will be  issued in the
     principal  amount  of  the  Securities  not  converted,   unless  otherwise
     provided.


Indicate Parent Shares to be issued:

         (_)  Parent Common Shares
         (_)  Parent American Depositary Shares

If ADSs are to be received and
are to be issued otherwise
than to Holder:

-------------------------
Please print name and address

If check for fractional Parent Shares to be issued otherwise than to Holder:

-------------------------
Please print name and address

Please print name and address of Holder

------------------------

------------------------

Signature Guarantee:                                    ________________________

                                  ARTICLE THREE

                    COVENANTS OF THE ISSUER AND THE GUARANTOR

          SECTION 3.1 Payment of Principal and Interest. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of and interest, if any, on each of the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities, but in no event later than 10 a.m., New York time, on the respective payment date. The Issuer shall request that the bank, through which any such payment is to be made, agree to supply to the Trustee two Business Days prior to the due date for any such payment an irrevocable confirmation (by tested telefax or authenticated SWIFT MT 100 Message) of its intention to make such payment. Except as otherwise provided pursuant to Section 2.6 for Securities of any series, each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to the person entitled thereto as such addresses shall appear in the Register.

          SECTION 3.2 Offices for Payments, etc. So long as any of the Securities remain outstanding, the Issuer will designate and maintain in the Borough of Manhattan, The City of New York, for each series: (a) an office or agency where the Securities may be presented for payment, (b) if the Securities of such series are convertible into Parent Shares, an office or agency where the Securities may be presented for conversion into Parent Shares (hereinafter the "Conversion Agent", which term shall include any additional Conversion Agents as may be appointed by the Issuer), (c) an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (d) an office or agency where notices and demands to or upon the Issuer in respect of the Securities or of this Indenture may be served. In addition to such office or offices or agency or agencies, the Issuer may from time to time designate and maintain one or more additional offices or agencies within or outside the Borough of Manhattan, The City of New York, where the Securities of that series may be presented for payment or for registration of transfer or for exchange, and the Issuer may from time to time rescind such designation, as it may deem desirable or expedient. The Issuer will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Issuer hereby designates the New York Location and the Corporate Trust Office as the initial offices to be maintained by it for such purposes. In case the Issuer shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office and the Issuer appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          SECTION 3.3 Paying Agents. Whenever the Issuer shall appoint a paying agent or agents other than the Trustee with respect to the Securities of any series, it will cause each such paying agent to execute and deliver to the Trustee an instrument in which each such paying agent shall agree with the Trustee, subject to the provisions of this Section,

          (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Issuer or by any other obligor on the Securities of such series) in trust for the benefit of the persons entitled thereto until such sums shall be paid to such persons or otherwise disposed of as herein provided,

          (b) that it will give the Trustee written notice of any default by the Issuer (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest, if any, on the Securities of such series when the same shall be due and payable, and

          (c) that, at any time during the continuance of any such default referred to in clause (b) above, upon the written request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust by such paying agent.

          Whenever the Issuer shall have one or more paying agents with respect to Securities of any series, it will, prior to each due date of the principal of or interest, if any, on the Securities of such series, deposit with a designated paying agent a sum sufficient to pay such principal or interest, if any, so becoming due, such sum to be held in trust for the benefit of the persons entitled to such principal or interest, if any, and (unless such paying agent is the Trustee) the Issuer will promptly notify a Responsible Officer of the Trustee of any failure to take such action.

          If the Issuer shall act as its own paying agent with respect to the Securities of any series, it will, on or before each due date of the principal of or interest, if any, on the Securities of such series, set aside, segregate and hold in trust for the benefit of the persons entitled to such principal and interest, if any, a sum sufficient to pay such principal or interest, if any, so becoming due until such sums shall be paid to such persons or otherwise disposed of as herein provided. The Issuer will promptly notify a Responsible Officer of the Trustee of any failure to take such action.

          Anything in this Section to the contrary notwithstanding, the Issuer may at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Issuer or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

          Anything  in  this  Section  to  the  contrary  notwithstanding,   the
agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 9.3 and 9.4.

          SECTION 3.4 Limitation on Liens. The Guarantor covenants and agrees for the benefit of each series of Securities that, so long as any Securities of any series remain outstanding, neither the Guarantor nor any of its Subsidiaries will secure any Public Debt or Private Debt, now or hereafter existing, by any lien, pledge or other charge upon any of its present or future assets or revenues. The foregoing shall not apply to (i) any security arising solely by mandatory operation of law, (ii) any security over assets existing at the time of acquisition thereof, (iii) any security comprised within the assets of any company merged with the Guarantor or any of its Subsidiaries where such security is created prior to the date of such merger, (iv) any security over assets pursuant to the general terms and conditions of a bank (for example, in the form prepared by the Dutch Bankers Association (Algemene Bankvoorwaarden)), if and in so far as applicable, (v) any guarantee issued by the Guarantor or any of its Subsidiaries in the ordinary course of its business and (vi) any security upon any Margin Stock. Any guarantee issued by the Guarantor or any of its Subsidiaries other than in the ordinary course of its business that is secured as aforesaid after the prior written consent thereto of a Responsible Officer of the Trustee has been obtained.

          SECTION 3.5 Notice of Default. The Issuer and the Guarantor shall file with a Responsible Officer of the Trustee written notice of the occurrence of any default, Event of Default or event which, with notice or the lapse of time or both, would constitute an Event of Default, setting forth the details of such default, Event of Default or event which, with notice or the lapse of time or both, would constitute an Event of Default, within five Business Days of any officer of the Issuer or the Guarantor becoming aware of any such default or Event of Default.

          SECTION 3.6 Calculation of Original Issue Discount. The Issuer shall file with the Trustee promptly at the end of each calendar year a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and such other specific information relating to such original issue discount as may then be required under the Internal Revenue Code of 1986, as amended from time to time.

          SECTION 3.7 Reports. Each of the Issuer and the Guarantor shall comply with the provisions of ss. 314(a) of the Trust Indenture Act of 1939. The Guarantor shall file with the Trustee within 45 days after it files them with the Commission and in any event no later than 180 days after the end of the respective fiscal quarter, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Guarantor is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's or the Guarantor's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

          SECTION 3.8 Compliance Certificates. (a) On or before April 15 in each year (commencing with the first April 15 which is not less than 60 days following the first date of issuance of Securities of any series under this Indenture), each of the Issuer and the Guarantor will file with a Responsible Officer of the Trustee a brief certificate, signed by its principal executive officer, principal financial officer or principal accounting officer, stating whether or not the signer has knowledge of any default by the Issuer or the Guarantor, respectively, in the performance or fulfillment of any covenant, agreement, or condition contained in this Indenture, and, if so, specifying each such default of which the signer has knowledge, the nature thereof, and what action, if any, has been taken and is proposed to be taken to cure such default. For purposes of this paragraph, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

          (b) The Issuer and the Guarantor also shall comply with the other provisions of ss. 314(a) of the Trust Indenture Act of 1939.

                                  ARTICLE FOUR

         REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

          SECTION 4.1 Events of Default. "Event of Default" with respect to Securities of a particular series wherever used herein, means any one of the following events and such other events as may be established with respect to the Securities of such series as contemplated by Section 2.6, continued for the period of time, if any, and after the giving of notice, if any, designated in this Indenture or as may be established with respect to such Securities as contemplated by Section 2.6, as the case may be, unless such event is either inapplicable or is specifically deleted or modified in, or pursuant to, the applicable Resolution or in the supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 2.6:

          (a) default in the payment of any installment of interest on the Securities of such series or any Additional Amounts under the Guaranty relating to the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days; or

          (b) default in the payment of the principal of (and premium, if any, on) any of the Securities of such series as and when the same shall become due and payable either at maturity, upon redemption, by declaration or otherwise and the continuance of such default for a period of 30 days; or

          (c) default in the payment of any sinking fund installment as and when the same shall become due and payable by the terms of the Securities of such series and the continuance of such default for a period of 30 days; or

          (d) default in the performance of any other of the covenants or agreements on the part of the Issuer or the Guarantor in respect of the Securities of such series contained in this Indenture and, if such default is capable of being remedied, the continuance of such default for a period of 30 days after there has been given, by registered or certified mail, to the Issuer and the Guarantor by the Trustee or to the Issuer, the Guarantor and a Responsible Officer of the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities of such series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (e) the Issuer or the Guarantor or one or more of the Major Subsidiaries defaults in the payment of the principal of, or interest on, any other obligation in respect of Borrowed Moneys of, assumed or guaranteed by, the Issuer or the Guarantor and/or one or more of the Major Subsidiaries, as the case may be, when and as the same shall become due and payable, if such default shall continue for more than the period of grace, if any, applicable thereto and the time for payment of such interest, or principal, has not been effectively extended, or if any obligation in respect of Borrowed Moneys of, or assumed or guaranteed by, the Issuer or the Guarantor and/or one or more of the Major Subsidiaries shall have become repayable before the due date thereof as a result of acceleration of maturity by reason of the occurrence of any event of default thereunder; provided that if such obligation in respect of Borrowed Moneys is held by any Holder (or any affiliate thereof) and was declared to be due and payable, or became capable of being declared due and payable prior to its stated date of payment, in any case, in circumstances which would not have occurred but for a default by the Issuer or the Guarantor or one or more of its Subsidiaries in complying with a restriction contained in the documentation governing such obligation on the ability of the Issuer or the Guarantor or such Subsidiary to sell, pledge or otherwise dispose of Margin Stock, then neither such declaration (or any failure to pay based on any such declaration) or such becoming capable of being declared due and payable shall constitute an Event of Default; or

          (f) the Issuer  pursuant  to or within the  meaning of any  Bankruptcy
     Law:

               (i) commences a voluntary case; or

               (ii) consents to the entry of an order for relief against it in an involuntary case; or

               (iii) consents to the appointment of a Custodian of it or for any substantial part of its property; or

               (iv) makes a general assignment for the benefit of its creditors; or

               (v) ceases or suspends generally payments of its debts or announces an intention so to do or is (or is deemed for the purposes of any law applicable to it to be) unable to pay its debts as they fall due, or makes a general assignment for the benefit of or a composition with its creditors generally or a moratorium is declared in respect of any of its Indebtedness; or

          (g) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief against the Issuer in an involuntary case; or

               (ii) appoints a Custodian of the Issuer or for any substantial part of its property; or

               (iii) orders the winding up or liquidation of the Issuer; or

               (iv) orders any execution of distress in respect of any material liability to be levied against the Issuer or an encumbrancer takes possession of the whole or any material part of, the property, undertaking, or assets of the Issuer, and the order or decree remains unstayed and in effect for 60 days; or

               (h) there shall have occurred the dissolution and liquidation (ontbinding en vereffening) of the Guarantor or any order is made or resolution, law or regulation passed or other action taken (including the making of any application to any court or other relevant authority) for or with a view to the dissolution and liquidation of the Guarantor or the Guarantor shall otherwise enter into liquidation; or

               (i) the Guarantor petitions or applies to any court, tribunal or other body or authority for the appointment of, or there shall otherwise be appointed, any administrator, bewindvoerder, receiver, liquidator, curator, sequestrator, trustee or other similar officer of the Guarantor or of all or any part of the assets of the Guarantor; or

               (j) the Guarantor applies for a moratorium or suspension of payments (surseance van betaling) or for an arrangement with its creditors or for any proceedings or arrangement by which the assets of the Guarantor are submitted to the control of its creditors or the Guarantor otherwise threatens, proposes or declares any moratorium on its debts or any class of its debts; or

               (k) the Guarantor becomes, or is declared by any competent authority to be, bankrupt (failliet) or admits in writing its inability to pay its debts as they fall due or is or becomes subject to or applies for protection in any bankruptcy proceedings (faillissement); or

               (l) the Guaranty ceases to be in full force and effect (except as contemplated by the terms thereof) or the Guarantor denies or disaffirms its obligations under the Guaranty.

          If an Event of Default with respect to any series of Securities at the time Outstanding occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of such series, by notice in writing to the Issuer and the Guarantor (and to the Trustee if given by Securityholders), may declare the entire principal amount (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of such series or if so provided pursuant to Section 2.6 for Securities of any series, such other amount as is specified pursuant thereto) of all of the Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable; provided, however, that the payment of the principal of and premium, if any, and interest, if any, on the Securities of such series shall remain subordinated to the extent provided in Article Twelve hereof, and the Guarantor's obligations under the Guaranty shall remain subordinated to the extent provided in Article Thirteen hereof.

          The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof or if so provided pursuant to Section 2.6 for Securities of any series, such other amount as is specified pursuant thereto) of the Securities of any series shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided,

          (a) the Issuer or the Guarantor shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, upon all the Securities of such series and the principal of any and all Securities of such series which shall have become due otherwise than by such declaration of acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, if any, at the Overdue Rate applicable to such series to the date of such payment or deposit), and all amounts payable to the Trustee pursuant to Section 5.5, and

          (b) any and all Events of Default under the Indenture with respect to such series of Securities other than the non-payment of the principal of such Securities which shall have become due by such declaration of acceleration, shall have been cured, waived or otherwise remedied as provided herein or provision shall have been made therefor to the satisfaction of the Trustee, then and in every such case the Holders of not less than a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Issuer, the Guarantor and the Trustee, may rescind and annul such declaration and its consequences with respect to such series, but no such rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

          For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities. If the Securities of any series provide the amount other than the face amount thereof will be payable upon the maturity thereof or a declaration of acceleration of the maturity thereof, for purposes of this
Section 4.1 the principal amount of such Securities shall be deemed to be such amount as shall be due and payable upon the acceleration of the maturity thereof, except as may otherwise be provided with respect to such Securities pursuant to Section 2.6.

          SECTION 4.2 Payment of Securities on Default; Suit Therefor. The Issuer covenants that (a) in case a default shall be made in the payment of any installment of interest on any of the Securities of any series as and when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case a default shall be made in the payment of the principal of any of the Securities of any series as and when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon redemption or by declaration or otherwise, or (c) in case of a default in the making or satisfaction of any sinking fund payment or analogous obligation when the same becomes due by the terms of the Securities of any series -- then, upon demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount then due and payable on all Securities of such series for principal and interest, if any, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, if any, at the Overdue Rate applicable to Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and any further amounts payable to the Trustee and its agents and counsel pursuant to Section 5.5.

          Until such demand is made by the Trustee, the Issuer may pay the principal of and interest, if any, on the Securities of any series to the registered Holders, whether or not the principal of and interest, if any, on the Securities of such series be overdue.

          In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon such Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Securities, wherever situated, the moneys adjudged or decreed to be payable.

          In case there shall be pending proceedings for the liquidation, for the bankruptcy or for the reorganization of the Issuer the Guarantor or any other obligor upon the Securities of any series under applicable law, or in case an administrator, bewindvoerder, Custodian, curator, sequestrator or other similar officer shall have been appointed for or taken possession of the Issuer or the Guarantor or of all or any part of the assets of the Issuer, the Guarantor or any such obligor, or in case of any other similar judicial proceedings relative to the Issuer, the Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Issuer, the Guarantor or such other obligor, the Trustee, irrespective of whether the principal of any Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise, subject to the provisions of Article Twelve and Article Thirteen hereof:

          (a) to file and prove a claim or claims for the whole amount of principal (or, if the Securities of any series are Original Issue Discount Securities or if the Securities of any series provide that an amount other than the face thereof will or may be payable upon maturity thereof or upon a declaration of acceleration thereof, such amount as may be due and payable with respect to such series pursuant to a declaration in accordance with Section 4.1) and interest, if any, owing and unpaid in respect of the Securities of any series, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for any amounts payable to the Trustee pursuant to Section 5.5) and of the Securityholders allowed in any judicial proceedings relating to the Issuer, the Guarantor or other obligor upon the Securities of any series, or to the creditors or property of the Issuer the Guarantor or such other obligor,

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or of a person performing similar functions in comparable proceedings, and

          (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Securityholders and of the Trustee on their behalf (after deduction of costs and expenses of collection, and any further amounts payable to the Trustee pursuant to Section 5.5 and incurred by it up to the date of distribution); and any administrator, bewindvoerder, Custodian, curator, sequestrator, trustee or other similar officer is hereby authorized by each of the Securityholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Securityholders, to pay to the Trustee costs and expenses of collection, and any further amounts payable to the Trustee pursuant to Section 5.5 and incurred by it up to the date of distribution.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

          All rights of action and of asserting claims under this Indenture, or under the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series or the production thereof on any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, shall be for the ratable benefit of the Holders of the Securities in respect of which such action was taken.

          In any proceedings brought by the Trustee (and also any proceedings in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities to which such proceedings relate, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

          SECTION 4.3 Application of Moneys Collected by Trustee. Subject to the provisions of Article Twelve and Article Thirteen hereof, any moneys collected by the Trustee pursuant to this Article shall be applied in the following order at the date or dates fixed by the Trustee and, in the case of distribution of such moneys on account of principal or interest, upon presentation of the several Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities of like series (or, in the case of Securities of a series issued in more than one tranche, of the same tranche) and tenor if only partially paid, or upon surrender thereof if fully paid:

          FIRST:  To the  payment  of amounts  due to the  Trustee  pursuant  to
     Section 5.5;

          SECOND: In case the principal of the Outstanding Securities in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest, if any, on the Securities in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee and to the extent permitted by applicable law) upon the overdue installments of interest at the Overdue Rate applicable to such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

          THIRD: In case the principal of the Outstanding Securities in respect of which moneys have been collected shall have become and shall be then due and payable by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities for principal and interest, if any, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee and to the extent permitted by applicable law) upon overdue installments of interest, if any, at the Overdue Rate applicable to such Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest, if any, without preference or priority of principal over interest, if any, or of interest, if any, over principal, or of any installment of interest, if any, over any other installment of interest, if any, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest, if any; and

          FOURTH: To the payment of the remainder, if any, to the Issuer or, to the extent that such moneys were provided by the Guarantor, to the Guarantor (as directed by it in an Officers' Certificate delivered to a Responsible Officer of the Trustee), their respective successors and assigns.

          SECTION 4.4 Proceedings by Trustee. In case an Event of Default hereunder has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such judicial proceedings as are necessary to protect and enforce any of such rights, either at law or in equity or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

          SECTION 4.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee or any Securityholder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Securityholder, then and in every such case the Issuer, the
Guarantor, the Securityholder and the Trustee shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Guarantor, the Trustee and the Securityholders shall continue as though no such proceedings had been taken.

          SECTION 4.6 Proceedings by Securityholders. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy, moratorium of payments, liquidation or otherwise upon or under or with respect to this Indenture, or for the appointment of an administrator, bewindvoerder, Custodian, curator, sequestrator, or other similar officer or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default with respect to Securities of such series and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action, suit or proceedings in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 4.8 during such 60 day period; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of any Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 4.7 Remedies Cumulative and Continuing.  Except as provided in
Section 4.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          No delay or omission of the Trustee or of any Securityholder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 4.6, every power and remedy given by this Indenture or by law to the Trustee or to the Securityholders of any or all series, as the case may be, may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders of such series or all series, as the case may be.

          SECTION 4.8 Control by Securityholders. The Holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time Outstanding (with each such series voting separately as a class) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee by this Indenture with respect to Securities of such series. Notwithstanding any of the foregoing, no such direction shall be otherwise than in accordance with law and the provisions of this Indenture and (subject to the requirements of the Trust Indenture Act of 1939) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or would be prejudicial to the Holders of such Securities not taking part in such direction, or the Holders of the Securities of any other series, or if the Trustee in good faith by its board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in liability.

          Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders.

          SECTION 4.9 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Securities of any particular series the Holders of not less than a majority in aggregate principal amount of the Securities of such particular series at the time Outstanding may on behalf of the Holders of all the Securities of such particular series waive any past default or Event of Default with respect to such particular series and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Outstanding Security affected as provided in Section 7.2. In the case of any such waiver, the Issuer, the Guarantor, the Trustee and the Holders of the Securities of each series affected shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture.


                                  ARTICLE FIVE

                             CONCERNING THE TRUSTEE

          SECTION 5.1 Reliance on Documents, Opinions, etc.; No Requirement for Expenditure of Own Funds. Subject to the provisions of the Trust Indenture Act of 1939:

          (a) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Trustee, upon certificates, notices or opinions conforming to the requirements of this Indenture; but in the case of any such certificates, notices or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

          (b) any request, direction, order or demand of the Issuer and the Guarantor mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Resolution may be evidenced to the Trustee by a copy thereof certified by the secretary of the Issuer or the Guarantor, as applicable;

          (c) the Trustee may consult with counsel of its own selection and any advice of such counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby;

          (e) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, direction, note or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of any series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding; and the expenses of every such investigation shall be paid by the Issuer or the Guarantor or, if paid by the Trustee, shall be repaid by the Issuer or the Guarantor upon demand;

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; and

          (g) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties.

          None of the provisions contained in this Indenture shall be construed as requiring the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers if there shall be reasonable grounds for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the requirements of the Trust Indenture Act of 1939.

          SECTION 5.2 No Responsibility for Recitals, etc. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities, provided that the Trustee shall not be relieved of its duty to authenticate Securities only as authorized by this Indenture. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof.

          SECTION 5.3 Trustee and Agents May Hold Securities. The Trustee or any agent of the Issuer, the Guarantor or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and, subject to the requirements of the Trust Indenture Act of 1939, may otherwise deal with the Issuer and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent.

          SECTION 5.4 Moneys to Be Held in Trust. Subject to the provisions of Sections 9.3 and 9.4, all moneys received by the Trustee or any paying agent, all money and U.S. Government Obligations deposited with the Trustee pursuant to
Section 9.8 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 9.8, shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any paying agent shall be under any liability for interest on any moneys received by it hereunder, except such as it may agree in writing with the Issuer to pay thereon. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Issuer signed by one of its officers, who is one of the officers who may sign an Officers' Certificate.

          SECTION 5.5 Compensation and Expenses of Trustee. The Issuer and the Guarantor covenant and agree to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to from time to time in writing by the Issuer, the Guarantor and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and, except as otherwise expressly provided, the Issuer or the Guarantor will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or willful misconduct. The Issuer and the Guarantor also covenant and agree to fully indemnify the Trustee and any predecessor Trustee for, and to hold them harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income, gains, wealth or similar criteria of the Trustee) incurred without negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against any claim of liability in the premises. The obligations of the Issuer and the Guarantor under this Section to compensate and indemnify the Trustee and its agents and counsel and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.1(f), (g), (h), (i), (j) or (k), the expenses (including the reasonable fees and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable bankruptcy, insolvency, reorganization or other similar laws.

          SECTION 5.6 Right of Trustee to Rely on Officers' Certificate, etc. Subject to the requirements of the Trust Indenture Act of 1939, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture.

          SECTION 5.7 Eligibility of Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation which complies with the requirements of the Trust Indenture Act of 1939, having a combined capital and surplus of at least U.S.$50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation at any time shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.8.

          SECTION 5.8 Resignation or Removal of Trustee; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and the Guarantor. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition, at the expense of the Issuer, any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the requirements of the Trust Indenture Act of 1939, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur:

          (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.7 with respect to any series of Securities and shall fail to resign after written request therefor by the Issuer or the Guarantor or by any Securityholder; or

          (ii) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Issuer by Resolution may remove the Trustee with respect to the applicable series of Securities (or all series, if required) and appoint a successor trustee for such series by written instrument, in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the requirements of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee with respect to such series.

          (c) The Holders of a majority in aggregate principal amount of the Securities of any series at the time Outstanding may at any time remove the Trustee with respect to Securities of such series and appoint a successor trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor trustee so appointed and to the Issuer and the Guarantor the evidence provided for in Section 6.1 of the action in that regard taken by the Securityholders. If no successor trustee shall have been so appointed with respect to any series and shall have accepted appointment within 30 days after the mailing of such notice of removal, the removed Trustee may petition at the expense of the Issuer any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months may, subject to the requirements of the Trust Indenture Act of 1939, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (d) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor trustee with respect to such series pursuant to any of the provisions of this Section 5.8 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.9.

          SECTION 5.9 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 5.8 shall execute, acknowledge and deliver to the Issuer, the Guarantor and its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee for such series hereunder; but, nevertheless, on the written request of the Issuer, the Guarantor or the successor trustee, upon payment of any amounts then due to it and its agents and counsel, pursuant to Section 5.5, the predecessor Trustee ceasing to act shall, subject to Section 9.4, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of
Section 5.5.

          If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the Guarantor, the predecessor Trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

          No successor trustee with respect to any series of Securities shall accept appointment as provided in this Section 5.9 unless at the time of such acceptance such successor trustee shall, with respect to such series, be qualified under the provisions of the Trust Indenture Act of 1939 and eligible under the provisions of Section 5.7.

          Upon acceptance of appointment by any successor trustee as provided in this Section 5.9, the Issuer shall mail notice thereof to the Holders of Securities of any series for which such successor trustee is acting as trustee at their last addresses as they shall appear in the Register. If the Issuer fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the Issuer's expense.

          SECTION 5.10 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided, that such corporation shall be qualified under the provisions of the Trust Indenture Act of 1939 and eligible under the provisions of Section 5.7, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee by merger, conversion or consolidation may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of such successor to the Trustee or, if such successor to the Trustee is a successor by merger, conversion or consolidation, in the name of any predecessor hereunder; and in all such cases such certificate shall have the full force which the certificate of the Trustee shall have as provided anywhere in the Securities of such series or in this Indenture.

          SECTION 5.11 Reports by Trustee to Securityholders. Within 60 days after January 15 in each year, beginning with the January 15 following the date of this Indenture, the Trustee shall mail to the Securityholders a brief report dated as of such reporting date in compliance with ss. 313(a) of the Trust
Indenture Act of 1939. The Trustee also shall comply with ss. 313(b) of the Trust Indenture Act of 1939. The Trustee shall also transmit by mail all reports as required by ss. 313(c) of the Trust Indenture Act of 1939. The Issuer shall promptly notify the Trustee when the Securities are listed on any stock exchange.

          SECTION 5.12 Trustee's Application for Instructions from the Issuer. Any application by the Trustee for written instructions from the Issuer may, at the option of the Trustee, set forth in writing any action proposed to be taken or omitted by the Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. The Trustee shall not be liable for any action taken by, or omission of, the Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Issuer actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted.

                                   ARTICLE SIX

                         CONCERNING THE SECURITYHOLDERS

          SECTION 6.1 Action by Securityholders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such Holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of this Article, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments and/or such record are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent or proxy shall be sufficient for any purpose of this Indenture and (subject to the requirements of the Trust Indenture Act of 1939 and Section 5.1) conclusive in favor of the Trustee, the Issuer and the Guarantor, if made in the manner provided in this Article.

          In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have taken any action (including the making of any demand or request), the giving of any notice, consent or waiver (or the taking of any other action) hereunder and in determining voting rights of any Holder of a Security hereunder (i) the principal amount of Original Issue Discount Securities that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 4.1, (ii) in the case of Securities which provide that an amount other than the face amount thereof will or may be payable upon the maturity thereof or upon a declaration of acceleration of the maturity thereof, the principal amount of such Securities that shall be deemed to be Outstanding for such purposes shall be the amount that would be due and payable in respect of such Securities as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 4.1, and (iii) the principal amount of any Security, the principal amount of which is denominated in a currency other than U.S. dollars or in units of currencies or in a composite currency (the "Specified Currency") shall be deemed to be that amount of U.S. dollars which could have been obtained by the face amount of such Specified Currency at the Market Exchange Rate. For purposes of this Section 6.1, "Market Exchange Rate" means, unless otherwise specified for a Specified Currency with respect to any series of the Notes pursuant to Section 2.6, the noon U.S. dollar buying rate in New York City for cable transfers of the Specified Currency published by the Federal Reserve Bank of New York.

          All decisions and determinations of the Trustee regarding the Market Exchange Rate or any alternative determination provided for in the preceding paragraph shall be in its sole discretion and shall, in the absence of manifest error, be conclusive to the extent permitted by law for all purposes and irrevocably binding upon the Issuer, the Guarantor and all Securityholders.

          If the Issuer shall solicit from the Securityholders any demand, request, notice, consent, waiver or the taking of any other action (other than in accordance with the Securityholders voting provisions set forth in Sections
6.6 through 6.14 of this Article), the Issuer may, at its option, by a Resolution, fix in advance a record date for the determination of Holders entitled to give such demand, request, notice, consent or waiver or to take such other action, but the Issuer shall have no obligation to do so. If such a record date is fixed, such demand, request, notice, consent, waiver or such other action may be given before or after the record date, but only the
Securityholders of record at the close of business on the record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite percentage of Securities Outstanding have authorized or agreed or consented to such demand, request, notice, consent, waiver or taking of any other action, and for that purpose the Securities Outstanding shall be computed as of the record date; provided, that no such demand, request, notice, consent, waiver or taking of any other action by the Holders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

          SECTION 6.2 Proof of Execution by Securityholders. Subject to the requirements of the Trust Indenture Act of 1939 and Sections 5.1 and 6.11, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as is necessary or as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Register or by a certificate of the person designated by the Issuer to keep the Register and to act as repository in accordance with the provisions of Section 2.12.

          The record of any Securityholders' meeting shall be proved in the manner provided in Section 6.12.

          SECTION 6.3 Holders to Be Treated as Owners. The Issuer, the Guarantor, the Trustee and any agent of the Issuer, the Guarantor or the Trustee may deem and treat the person in whose name any Security shall be registered in the Register for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest, if any, on such Security and for all other purposes; and none of the Issuer, the Guarantor, the Trustee or any agent of the Issuer, the Guarantor or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

          SECTION 6.4 Securities Owned by Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any demand, request, notice, direction, consent or waiver under this Indenture, Securities which are owned by the Issuer, the Guarantor or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, the Guarantor or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such demand, request, notice, direction, consent or waiver only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding for purposes of this Section 6.4 if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Issuer, the Guarantor or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described persons; and, subject to the requirements of the Trust Indenture Act of 1939 and Section 5.1, the Trustee shall, in the absence of manifest error, accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

          SECTION 6.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number or other distinguishing symbol of which is shown by the evidence to be included among the serial numbers or other distinguishing symbols of the Securities the Holders of which have consented to such action may, by filing written notice to a Responsible Officer at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Guarantor, the Trustee and the Holders of all the Securities affected by such action.

          SECTION 6.6 Securityholders' Meetings; Purposes. A meeting of Holders of Securities of any series or all series, as the case may be, may be called at any time and from time to time pursuant to the provisions of this Article Six for any of the following purposes:

          (1) to give any notice to the Issuer, the Guarantor or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Four;

          (2) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Five;

          (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 7.2; or

          (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal amount of the Securities of any series or all series, as the case may be, under any other provision of this Indenture or under applicable law.

          SECTION 6.7 Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of Securities of any series or all series, as the case may be, to take any action specified in Section 6.6, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or other location, as the Trustee shall determine. Notice of every meeting of the Holders of Securities of any series or all series, as the case may be, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to Holders of Outstanding Securities of each series affected at their addresses as they shall appear in the Register as of a date not more than 15 days prior to the mailing of such notice. Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

          Any meeting of the Holders of Securities of any series or all series, as the case may be, shall be valid without notice if the Holders of all Securities of any series then Outstanding are present in person or by proxy, or, if notice is waived before or after the meeting by the Holders of all Securities of any series outstanding, and if the Issuer, the Guarantor and the Trustee are either present by duly authorized representatives or have, before or after the meeting waived notice.

          SECTION 6.8 Call of Meetings by Issuer, Guarantor or Securityholders. In case at any time the Issuer or the Guarantor, pursuant to a Resolution, or the Holders of at least 10% in aggregate principal amount of the Securities then Outstanding of any or all series, as the case may be, shall have requested the Trustee to call a meeting of the Holders of Securities of such series or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Issuer, the Guarantor or such Securityholders, in the amount specified above, may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 6.6, by mailing notice thereof as provided in Section 6.7.

          SECTION 6.9 Qualifications for Voting. To be entitled to vote at any meeting of Securityholders a person shall (a) be a Holder of one or more Securities with respect to which such meeting is being held or (b) be a person appointed by an instrument in writing as proxy by a Holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Issuer and the Guarantor and their respective counsel.

          SECTION 6.10 Quorum; Adjourned Meetings. The persons entitled to vote a majority in aggregate principal amount of the Securities of the relevant series at the time Outstanding shall constitute a quorum for the transaction of all business specified in Section 6.6. No business shall be transacted in the absence of a quorum (determined as provided in this Section 6.10). In the absence of a quorum within 30 minutes after the time appointed for any such meeting, the meeting shall, if convened at the request of the Holders of Securities (as provided in Section 6.8), be dissolved. In any other case the meeting shall be adjourned for a period of not less than ten days as determined by the chairman of the meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting shall be further adjourned for a period of not less than ten days as determined by the chairman of the meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 6.7, except that such notice must be mailed not less than five days prior to the date on which the meeting is scheduled to be reconvened.

          Any Holder of a Security who has executed in person or by proxy and delivered to the Trustee an instrument in writing complying with the provisions of Section 6.2 shall be deemed to be present for the purposes of determining a quorum and be deemed to have voted; provided, that such Holder of a Security shall be considered as present or voting only with respect to the matters covered by such instrument in writing.

          SECTION 6.11 Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as is necessary or as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as is necessary or as it shall determine.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Issuer, the Guarantor or by Securityholders as provided in Section 6.8, in which case the Issuer, the Guarantor or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by the vote of the Holders of a majority of the principal amount of the Outstanding Securities present at the meeting.

          Subject to the provisions of Section 6.4, at any meeting each Holder of Securities with respect to which such meeting is being held or proxy shall be entitled to one vote for each U.S.$1,000 (or if any Securities are denominated in a currency other than U.S. dollars or in units of currencies or in a composite currency, the equivalent of U.S.$1,000 in the applicable currency, units of currencies or composite currency calculated using the market Exchange
Rate) principal amount (or in the case of Original Issue Discount Securities or, in the case of Securities which provide that an amount other than the face amount thereof will or may be payable upon the maturity thereof or upon a declaration of acceleration of the maturity thereof, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.1) of such Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of such Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other such Securityholders. Any meeting of Holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 6.7 or 6.8 may be adjourned from time to time by the Holders of a majority of the principal amount of the Outstanding Securities present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

          SECTION 6.12 Voting. The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders of Securities or of their representatives by proxy and the principal amount (in the case of Original Issue Discount Securities or, in the case of Securities which provide that an amount other than the face amount thereof will or may be payable upon the maturity thereof or upon a declaration of acceleration of the maturity thereof, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.1) and number or numbers or other distinguishing symbol or symbols of such Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 6.7. The record shall show the principal amount of the Securities (in the case of Original Issue Discount Securities or, in the case of Securities which provide that an amount other than the face amount thereof will or may be payable upon the maturity thereof or upon a declaration of acceleration of the maturity thereof, such principal amount to be determined as provided in the definition of "Outstanding" in Section 1.1) voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Issuer and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          SECTION 6.13 No Delay of Rights by Meeting. Nothing in this Article Six shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders of any or all series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Issuer, the Guarantor, the Trustee or the Securityholders of any or all such series under any of the provisions of this Indenture or of the Securities.

          SECTION 6.14 Written Consent in Lieu of Meeting. The written authorization or consent by the Holders of the requisite percentage in aggregate principal amount of Outstanding Securities of one or more series herein provided, entitled to vote at any such meeting, evidenced as provided in Section
6.1 and filed with the Trustee, shall be effective in lieu of a meeting of the Holders of Securities of such series, with respect to any matter provided for in this Article Six.


                                  ARTICLE SEVEN

                             SUPPLEMENTAL INDENTURES

          SECTION 7.1 Supplemental Indentures Without Consent of Securityholders. The Issuer and the Guarantor, each when authorized by, or pursuant to a Resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of the execution thereof) for one or more of the following purposes:

          (a) to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Securities of one or more series any property or assets;

          (b) to evidence the succession of another entity to the Issuer or the Guarantor, or successive successions, and the assumption by the successor entity of the covenants, agreements, rights and obligations of the Issuer or the Guarantor, as the case may be, pursuant to Article Eight;

          (c) to add to the covenants of the Issuer or the Guarantor such further covenants, restrictions, conditions or provisions as the Issuer or the Guarantor shall consider to be for the benefit of the Holders of one or more series of Securities (and if such covenants, restrictions, conditions or provisions are to be for the benefit of less than all series of Securities, stating that such covenants, restrictions, conditions or provisions are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Issuer or the Guarantor;

          (d) to add additional Events of Default and to provide with respect thereto for any particular periods of grace after default (which may be shorter or longer than that allowed in the case of other defaults) or for immediate enforcement upon such default or for any limitation of the remedies available to the Trustee upon such default;

          (e) to provide for the assumption by the Guarantor of the covenants, agreements, rights and obligations of the Issuer pursuant to Section 2.15;

          (f) to provide for the issuance under this Indenture of Securities in bearer form (including Securities registrable as to principal only) with or without interest coupons and to provide for exchangeability of such Securities with the Securities of the same series or tranche, as the case may be, issued hereunder in fully registered form and to make all appropriate changes for such purpose;

          (g) to cure any ambiguity or to correct or supplement any provision contained herein, in the Securities of any series or in the Guaranty or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture; or to change or eliminate any provision or to make such other provisions in regard to matters or questions arising under this Indenture or under any supplemental indenture as the Issuer or the Guarantor may deem necessary or desirable and which shall not adversely affect the interests of the Holders of the Securities at the time Outstanding;

          (h) to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 2.5; or

          (i) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 5.9.

          Upon the request of the Issuer and the Guarantor, accompanied by copies of the Resolutions authorizing the execution of any such supplemental indenture certified by the secretaries of each of the Issuer and the Guarantor, the Trustee shall join with the Issuer and the Guarantor in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to (but may in its discretion) enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this Section may be executed by the Issuer, the Guarantor and the Trustee without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 7.2.

          SECTION 7.2 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article Six) of the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected by such supplemental indenture (all such series voting as a single class) at the time Outstanding, the Issuer and the Guarantor, each when authorized by, or pursuant to a Resolution, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act of 1939 as in force at the date of execution thereof) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights and obligations of the Issuer or the Guarantor or the rights of the
Holders of the Securities of all such series; provided, that no such supplemental indenture shall (a) extend the fixed maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any Additional Amount payable thereon, or reduce any amount payable on redemption or reduce the Overdue Rate thereof or make the principal thereof or interest thereon payable in any coin or currency other than that provided in the Security or reduce the amount of the principal of an Original Issue Discount Security (or a Security that provides that an amount other than the face amount thereof will or may be payable upon a declaration of acceleration of the maturity thereof) that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 4.1 or the amount thereof provable in any action or proceeding pursuant to Section 4.2, or impair, if the Securities provide therefor, any right of repayment at the option of the Securityholder, or alter adversely or eliminate the right, if any, of a Holder of a Security to convert the same into Parent Shares at the Conversion Price set forth therein or upon the terms provided in this Indenture, or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof (or, in case of redemption, on or after the redemption date), or for the enforcement of the conversion of any Security that is convertible at the option of a Holder thereof into Parent Shares without the consent of the Holder of each Security so affected, (b) reduce the aforesaid percentage of Securities the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected or (c) modify any of the provisions of Articles Twelve or Thirteen in a manner adverse to the Holders of the Securities.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Securityholders of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Securityholders of any other series. The preceding sentence shall not, however, raise any inference as to whether or not a particular series is affected by any supplemental indenture not referred to in such sentence.

          Upon the request of the Issuer and the Guarantor, accompanied by copies of the Resolutions authorizing the execution of any such supplemental indenture certified by the secretaries of each of the Issuer and the Guarantor, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 6.1, the Trustee shall join with the Issuer and the Guarantor in the execution of such supplemental indenture unless such supplemental indenture adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Issuer, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section 7.2, the Issuer shall mail a notice thereof to the Holders of Securities of each series affected thereby at their addresses as they shall appear in the Register, setting forth in general terms the substance of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          SECTION 7.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer, the Guarantor and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 7.4 Certain Documents to Be Given to Trustee. The Trustee, subject to the requirements of the Trust Indenture Act of 1939 and Section 5.1, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article Seven complies with the requirements of this Article Seven.

          SECTION 7.5 Notation on Securities. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article Seven may bear a notation in form satisfactory to the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Issuer, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed (with the Guaranty endorsed thereon executed by the Guarantor) by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding.


                                  ARTICLE EIGHT

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

          SECTION 8.1 Issuer and Guarantor May Consolidate, etc., on Certain Terms. (a) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Issuer with or into any other entity or entities (whether or not affiliated with the Issuer), or successive consolidations or mergers in which the Issuer or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease of all or substantially all the property of the Issuer, to any other entity (whether or not affiliated with the Issuer) authorized to acquire and operate the same; provided, however, and the Issuer hereby covenants and agrees, that upon any such consolidation, merger, sale, conveyance or lease, (i) the due and punctual payment of the principal of and interest, if any, on all of the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Issuer (including, without limitation, the terms, covenants and conditions contained in Section 11.6), shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the entity (if other than the Issuer) formed by such consolidation, or into which the Issuer shall have been merged, or by the entity which shall have acquired or leased such property and (ii) the Issuer or such successor entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance or lease, be in default in the performance of any such covenant or condition.

          (b) Nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of the Guarantor with or into any other entity or entities (whether or not affiliated with the Guarantor), or successive consolidations or mergers in which the Guarantor or the successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease of all or substantially all the property of the Guarantor to any other entity (whether or not affiliated with the Guarantor) authorized to acquire and operate the same; provided, however, and the Guarantor hereby covenants and agrees, that upon any such consolidation, merger, sale, conveyance or lease (i) the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Guarantor and under the Guaranty shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the entity (if other than the Guarantor) formed by such consolidation, or into which the Guarantor shall have been merged, or by the entity which shall have acquired or leased such property and (ii) the Guarantor or such successor entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale, conveyance or lease, be in default in the performance of any such covenant or condition.

          SECTION 8.2 Successor Entity to Be Substituted. (a) In case of any consolidation, merger, sale, conveyance or lease referred to in Section 8.1 and upon the assumption by the successor entity, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of, in the case of Section 8.1(a), the due and punctual payment of the principal of and interest, if any, on all of the Securities and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Issuer or, in the case of Section 8.1(b), the due and punctual performance of all covenants and conditions of this Indenture be performed by the Guarantor and under the Guaranty such successor entity shall succeed to and be substituted for the Issuer or the Guarantor, as applicable, with the same effect as if it had been named herein as the party of the first part. In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

          (b) In the case of a successor entity to the Issuer, such successor entity thereupon may cause to be signed, and may issue in its own name any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Issuer and delivered to the Trustee; and, upon the order of such successor entity instead of the Issuer and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by an officer of the Issuer to the Trustee for authentication, and any Securities which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Securities of any series so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities of the same series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof. In the event of any such sale or conveyance, but not any such lease, the Issuer or any successor entity which shall theretofore have become such in the manner described in this Article Eight shall be discharged from all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated.

          (c) In the case of a successor entity to the Guarantor, such successor entity thereupon may cause to be signed, and may issue in its own name the Guaranty with respect to any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Guarantor and delivered to the Trustee; and, upon the order of such successor entity instead of the Guarantor and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities on which the Guaranty is endorsed which previously shall have been signed and delivered by an officer of the Guarantor to the Trustee for authentication, and any Securities on which the Guaranty is endorsed which such successor entity thereafter shall cause to be signed and delivered to the Trustee for that purpose. Any such Guaranty with respect to Securities of any series shall in all respects have the same legal rank and benefit under this Indenture as the Guaranty with respect to Securities of the same series theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof. In the event of any such sale or conveyance, referred to in Section 8.1, but not any lease referred to in such Section, the Guarantor or any successor entity which shall theretofore have become such in the manner described in this Article Eight shall be discharged from all obligations and covenants under this Indenture and the Guaranty and may be dissolved and liquidated.

          SECTION 8.3 Opinion of Counsel and Officers' Certificate to Be Given to Trustee. The Trustee, subject to the requirements of the Trust Indenture Act of 1939 and Section 5.1, shall receive an Opinion of Counsel and Officers' Certificate as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this Article Eight.


                                  ARTICLE NINE

            SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS

          SECTION 9.1  Satisfaction  and Discharge of Indenture.  If at any time
(a) the Issuer or the Guarantor shall have paid or caused to be paid the principal of and interest on all the Securities of any particular series Outstanding hereunder (other than Securities which have been mutilated, defaced, destroyed, lost or stolen and which have been replaced or paid as provided in
Section 2.13 or in lieu of or in substitution for which other Securities shall have been authenticated and delivered) as and when the same shall have become due and payable, or (b) the Issuer or the Guarantor shall have delivered to the Trustee for cancellation all Securities of such series theretofore authenticated (other than any Securities of such series which shall have been mutilated, defaced, destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.13 or in lieu of or in substitution for which other Securities shall have been authenticated and delivered) and not theretofore canceled, or (c)(i) all the Securities of such series not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and (ii) the Issuer or the Guarantor shall have irrevocably deposited or caused to be deposited with the Trustee as trust funds the entire amount in cash (other than moneys repaid by the Trustee or any paying agent to the Issuer or the Guarantor in accordance with Section 9.4) sufficient to pay at maturity or upon redemption all Securities of such series not theretofore delivered to the Trustee for cancellation (other than any Securities of such series which shall have been mutilated, defaced, destroyed, lost or stolen which have been replaced or paid as provided in Section 2.13 or in lieu of or in substitution for which other Securities shall have been authenticated and delivered), including principal and interest, if any, due or to become due to such date of maturity or the date fixed for redemption, as the case may be, and if, in any such case, the Issuer or the Guarantor shall also pay or cause to be paid all other sums payable hereunder by the Issuer or the Guarantor with respect to Securities of such series, then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer and exchange, and the Issuer's right of optional redemption, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of Securityholders to receive payments of principal thereof and interest, if any, thereon, and remaining rights of the Securityholders to receive mandatory sinking fund payments, if any, (iv) the rights, obligations and immunities of the Trustee hereunder, including its rights under Section 5.5, (v) rights of conversion, if any, and (vi) the rights of the Securityholders of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them), and the Trustee, on demand of the Issuer accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Issuer, shall execute proper instruments acknowledging such satisfaction of and discharging this Indenture with respect to such series.

          SECTION 9.2 Funds Deposited with Trustee for Payment of Securities. Subject to Section 9.4, all moneys deposited with the Trustee pursuant to
Section 9.1 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent), to the Holders of the particular Securities of such series for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, if any.

          SECTION 9.3 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys then held by any paying agent, other than the Trustee, under the provisions of this Indenture with respect to such series of Securities shall, upon demand of the Issuer or the Guarantor, be repaid to the Issuer or, to the extent that such moneys were deposited by it, the Guarantor, or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

          SECTION 9.4 Return of Moneys Held by Trustee and Paying Agent Unclaimed for Two Years. Any moneys deposited with or paid to the Trustee or any paying agent for the payment of the principal of or interest, if any, on any Security of any series and not applied but remaining unclaimed for two years after the date upon which such principal or interest, as the case may be, shall have become due and payable, shall, upon the written request of the Issuer or the Guarantor and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Issuer, or, to the extent that such moneys were deposited by it, the Guarantor by the Trustee for such series or such paying agent, and the Holder of such Security of such series shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Issuer for any payment which such Holder may be entitled to collect.

          SECTION 9.5" Option to Effect Defeasance or Covenant Defeasance. The Issuer or the Guarantor may at its option by or pursuant to a Resolution, at any time, with respect to the Securities of any series, elect to have either Section
9.6 or Section 9.7 applied to the Outstanding Securities of such series upon compliance with the conditions set forth below.

          SECTION 9.6 Defeasance and Discharge. Upon the Issuer's or the Guarantor's exercise of its option to utilize the provisions of this Section 9.6 and upon compliance with Section 9.8, the Issuer and the Guarantor shall be deemed to have been discharged from their obligations with respect to the Outstanding Securities of such series, and the Guarantor shall be deemed to have been discharged from its obligations under the Guaranty with respect to such Outstanding Securities, in each case on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities of such series and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned and the Guarantor shall be deemed to have discharged all of its obligations under the Guaranty (and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of Outstanding Securities of such series to receive, solely from the trust fund described in Section 9.8 and as more fully set forth in such Section, payments in respect of the principal of and interest on such Securities when such payments are due, (b) the obligations of the Issuer and the Guarantor with respect to such Securities under Sections 2.12, 2.13, 2.16, 3.2 and 3.3, (c) the rights, powers, trusts, duties, and immunities of the Trustee under Sections 2.13, 2.14, 2.16, 4.3, 5.5 and 9.4, and otherwise the duty of the Trustee to authenticate Securities of such series issued on registration of transfer or exchange, (d) the conversion rights, if any, of Holders of Outstanding Securities of such series and the obligations of the Issuer and the Guarantor, if any, with respect thereto under Article Eleven, and (e) this Article Nine. Subject to compliance with this Article Nine, the Issuer or the Guarantor may exercise its option under this Section 9.6 notwithstanding the prior exercise of its option under Section 9.7 with respect to the Securities of such series.

          SECTION 9.7 Covenant Defeasance. Upon the Issuer's or the Guarantor's exercise of its option to utilize the provisions of this Section 9.7 and upon compliance with Section 9.8, the Issuer and the Guarantor shall be released from their respective obligations, if any, under Sections 3.4 and 3.5 with respect to the Outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities of such series, the Issuer and the Guarantor may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section with respect to it, whether directly or indirectly by reason of any reference elsewhere herein to any such Section (including under Section 4.1(d)) or by reason of any reference in any such Section to other provision herein or in any other document, but the remainder of this Indenture and any such Securities shall be unaffected thereby.

          SECTION 9.8 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of either Section 9.6 or
Section 9.7 to the Outstanding Securities of such series:

          (a) The Issuer or the Guarantor shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 5.7 who shall agree to comply with the provisions of this Article Nine applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge,
     (i) the principal of and each installment of principal of and interest on the Outstanding Securities of such series on the stated maturity of such principal or installment of principal or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities of such series on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such
     Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as Custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such Custodian for the account of the Holder of such depositary receipt, provided, that (except as required by law) such Custodian is not authorized to make any deduction from the amount payable to the Holder of such depositary receipt from any amount received by the Custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

          (b) No Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit.

          (c) Such defeasance or covenant defeasance shall not cause the Trustee for the Securities of such series to have a conflicting interest for purposes of the Trust Indenture Act of 1939 with respect to any Securities of the Issuer.

          (d) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Issuer or the Guarantor is a party or by which it is bound.

          (e) Such defeasance or covenant defeasance shall not cause any Securities of such series then listed on any registered national securities exchange under the Exchange Act, to be delisted.

          (f) In the case of an election under Section 9.6, the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel (who may be counsel to the Issuer or the Guarantor) stating that (x) the Issuer or the Guarantor has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (g) In the case of an election under Section 9.7, the Issuer or the Guarantor shall have delivered to the Trustee an Opinion of Counsel (who may be counsel to the Issuer or the Guarantor) to the effect that the Holders of the Outstanding Securities of such series will not recognize income, gain or loss for U.S federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (h) The Issuer or the Guarantor shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under
     Section 9.6 or the covenant defeasance under Section 9.7 (as the case may be) have been complied with.

          SECTION 9.9 Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions. Subject to the provisions of Section 9.4, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee -- collectively, for purposes of this Section 9.9, the "Trustee") pursuant to Section 9.8 in respect of the Outstanding Securities of such series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture (including the subordination provisions thereof and hereof), to the payment, either directly or through any paying agent (including the Issuer acting as its own paying agent) as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Issuer and the Guarantor shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 9.8 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities of such series.

          Anything in this Article Nine to the contrary notwithstanding, the Trustee shall deliver or pay to the Issuer or the Guarantor, as applicable, from time to time upon the Issuer's or the Guarantor's written request any money or U.S. Government Obligations held by it as provided in Section 9.8 which, in the written opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.


                                   ARTICLE TEN

                   REDEMPTION OF SECURITIES AND SINKING FUNDS

          SECTION 10.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity and to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.6 for Securities of such series.

          SECTION 10.2 Notice of Redemption; Selection of Securities. In case the Issuer shall desire to exercise any right to redeem all or any part of the Securities of any series in accordance with their terms, the Issuer shall fix a date for redemption and shall notify the Trustee in writing, at least 45 days before such redemption date. The Issuer, or at the request and at the expense of the Issuer, the Trustee, shall mail a notice of such redemption, at least 30 days and not more than 60 days prior to the date fixed for redemption, to the Holders of Securities of such series so to be redeemed in whole or in part at their last addresses as they shall appear in the Register. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice, to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

          The notice of redemption to each such Holder shall specify the CUSIP number of the Securities of such series, if any, the date fixed for redemption, the redemption price, the place or places of payment, if the Securities of such series are convertible at the option of the Holder into Parent Shares, the Conversion Price, the place or places of conversion, that, unless otherwise provided pursuant to Section 2.6 for Securities of such series, Securities called for redemption may be converted at any time before the close of business on the third Business Day prior to the date fixed for redemption and if not converted prior to the close of business on such date, the right of conversion will be lost and that Holders who want to convert Securities must satisfy the requirements set forth in the terms thereof, that payment will be made upon presentation and surrender of such Securities, that any interest accrued to the date fixed for redemption will be paid as specified in such notice and that on and after said date any interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all of the Outstanding Securities of a series are to be redeemed, the notice of redemption shall specify the number or numbers or distinguishing symbol or symbols of the Securities to be redeemed. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued.

          Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Issuer or the Guarantor will deposit with the Trustee or with one or more paying agents (or, if the Issuer is acting as its own paying agent, segregate and hold in trust as required by the Trust
Indenture Act of 1939) an amount of money (in the currency or units of currencies or composite currency in which the Securities so called for redemption are denominated or an appropriate equivalent thereof) sufficient to redeem on the redemption date all the Securities of such series or portions thereof so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. If less than all the Outstanding Securities of a series are to be redeemed (or less than the full principal amount of each Security in such series is to be redeemed), the Issuer or the Guarantor will deliver to the Trustee at least 60 days prior to the date fixed for redemption (or such shorter period if acceptable to the Trustee) an Officers' Certificate stating the aggregate principal amount of Securities to be redeemed and, if the Trustee is not acting as the repository of the Register for such series, a current list of all Outstanding Securities of such series.

          If less than all the Outstanding Securities of a series are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate, Securities of such series to be redeemed in whole or in part; however, if less than all the Securities of any series with differing issue dates, interest rates and stated maturities are to be redeemed, the Issuer or the Guarantor in its sole discretion shall select the particular Securities to be redeemed and shall notify the Trustee in writing thereof at least 45 days prior to the relevant redemption date. Except as otherwise specified for Securities of a particular series pursuant to Section 2.6, Securities may be redeemed in part in amounts equal to the minimum authorized denomination for Securities of such series or any multiple thereof. The Trustee shall promptly notify the Issuer and the Guarantor in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          SECTION 10.3 Payment of Securities Called for Redemption. If notice of redemption has been given as provided in Section 10.2, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities or portions thereof at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.4 and 9.4, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders of such Securities shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided, that if the date fixed for redemption is an interest payment date, the interest due on that date shall be payable to the Holders of such Securities registered as such on the relevant record date according to their terms.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof so to be redeemed shall, until paid or duly provided for, bear interest from the date fixed for redemption at the Overdue Rate applicable to such series.

          Upon presentation of any Security redeemed in part only, the Issuer shall execute (in each case with the Guaranty endorsed thereon executed by the Guarantor) and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

          SECTION 10.4 Conversion Arrangement on Call for Redemption. If in connection with any redemption of Securities of any series with respect to which the Holders have the right to convert such Securities into Parent Shares, the Holders thereof do not elect to convert such Securities, the Issuer or the Guarantor may arrange for the purchase and conversion of such Securities by an agreement with one or more investment banking firms or other purchasers to purchase such Securities by paying to the Trustee in trust for the Holders, not later than the close of three Business Days prior to the date fixed for redemption, an amount not less than the applicable redemption price, together with interest accrued to the date fixed for redemption, of such Securities. Notwithstanding anything to the contrary contained in this Article Ten, the obligation of the Issuer to pay the redemption price of such Securities, together with interest accrued to the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers to the Trustee in trust for the Holders. If such an agreement is made, any Securities not duly surrendered for conversion by the Holders thereof may, at the option of the Issuer or the Guarantor, as the case may be, be deemed, to the fullest extent permitted by law, to have been acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article Eleven) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption, subject to payment by the purchasers as specified above. The Trustee shall hold and dispose of any such amount paid to it in the same manner as it would moneys deposited with it by the Issuer for the redemption of Securities. Without the Trustee's prior written consent, no arrangement between the Issuer or the Guarantor and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Issuer and the Guarantor agree to indemnify the Trustee from, and hold it harmless against, any and all loss, liability, claim, damage or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Issuer or the Guarantor and such purchasers to which the Trustee has not consented in writing, including the costs and expenses incurred by the Trustee and its counsel in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

          SECTION 10.5  Exclusion of Certain  Securities  from  Eligibility  for
Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number or other distinguishing symbol in a written statement signed by an authorized officer of the Issuer and delivered to the Trustee at least 10 days prior to the date on which Securities are to be selected for redemption as being owned of record and beneficially by, and not pledged or hypothecated by, either
(a) the Issuer or the Guarantor or (b) an entity specifically identified in such written statement directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor.

          SECTION 10.6 Mandatory and Optional Sinking Funds. The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". The date on which a sinking fund payment is to be made is herein referred to as the "sinking fund payment date".

          In lieu of making all or any part of any mandatory sinking fund payment with respect to any series of Securities in cash, the Issuer may at its option (a) deliver to the Trustee Securities of such series theretofore purchased or otherwise acquired (except upon redemption pursuant to the mandatory sinking fund) or receive credit for Securities of such series by the Issuer (not previously so credited) theretofore purchased or otherwise acquired (except as aforesaid) and delivered to the Trustee for cancellation pursuant to
Section 2.14, (b) receive credit for optional sinking fund payments (not previously so credited) made pursuant to this Section, (c) receive credit for Securities of such series (not previously so credited) that have been surrendered to the Issuer for conversion, or (d) receive credit for Securities of such series (not previously so credited) redeemed by the Issuer through any optional redemption provision contained in the terms of Securities of such series. Securities so delivered or credited shall be received or credited by the Trustee at the sinking fund redemption price specified in such Securities, and the amount of such mandatory sinking fund payment shall be reduced accordingly.

          On or before the sixtieth day next preceding each sinking fund payment date for any series of Securities, the Issuer will deliver to the Trustee a certificate of the Issuer (which need not contain the statements required by the Trust Indenture Act of 1939) signed by an officer of the Issuer who is one of the officers authorized to sign an Officers' Certificate, (a) specifying the portion, if any, of the mandatory sinking fund payment to be satisfied by payment of cash and the portion, if any, to be satisfied by credit of Securities of such series, (b) stating that none of such Securities has theretofore been so credited, (c) stating that no Event of Default with respect to such series has occurred (which has not been waived or cured) and is continuing and (d) stating whether or not the Issuer intends to exercise its right to make an optional sinking fund payment with respect to such series and, if so, specifying the amount of such optional sinking fund payment which the Issuer intends to pay on or before the next succeeding sinking fund payment date. Any Securities of such series to be credited and required to be delivered to the Trustee in order for the Issuer to be entitled to credit therefor as aforesaid which have not theretofore been delivered to the Trustee shall be delivered for cancellation pursuant to Section 2.14 to the Trustee with such certificate. Such certificate shall be irrevocable and upon its receipt by the Trustee the Issuer shall become obligated to make all the cash payments or payments therein referred to, if any (which cash may be deposited with the Trustee or with one or more paying agents or, if the Issuer is acting as its own paying agent, segregated and held in trust as required by the Trust Indenture Act of 1939), on or before the next succeeding sinking fund payment date. Failure of the Issuer, on or before any such sixtieth day, to deliver such certificate and Securities specified in this paragraph, if any, shall not constitute a default but shall constitute, on and as of such date, the irrevocable election of the Issuer (i) that the mandatory sinking fund payment for such series due on the next succeeding sinking fund payment date shall be paid entirely in cash without the option to deliver or credit Securities of such series in respect thereof and (ii) that the Issuer will make no optional sinking fund payment with respect to such series as provided in this Section. If the sinking fund payment or payments (mandatory or optional or both) to be made in cash on the next succeeding sinking fund payment date plus any unused balance of any preceding sinking fund payments made in cash shall exceed U.S.$100,000 or, if payments on Securities of such series are to be made in a currency other than Dollars or in units or composites of two more currencies, the equivalent thereof (based upon the Market Exchange Rate on the sixtieth day preceding the relevant sinking fund payment date or if the Market Exchange Rate is not available for such date, the immediately preceding date for which the Market Exchange Rate is available) in the relevant currency or unit or composite currency (or such other amount as is specified for a particular series of Securities pursuant to Section 2.6), or a lesser sum if the Issuer shall so request, with respect to the Securities of any particular series, such cash shall be applied by the Trustee (or by the Issuer if the Issuer is acting as its own paying agent) on the sinking fund payment date on which such payment is made (or, if such payment is made before a sinking fund payment date, on the next sinking fund payment date following the date of such payment) to the redemption of such Securities at the sinking fund redemption price specified in such Securities for operation of the sinking fund together with accrued interest, if any, to the date fixed for redemption. If such amount shall be U.S.$100,000 or, if payments on Securities of such series are to be made in a currency other than Dollars or in units or composites of two more currencies, the equivalent thereof (based upon the Market Exchange Rate on the sixtieth day preceding the relevant sinking fund payment date or if the Market Exchange Rate is not available for such date, the immediately preceding date for which the Market Exchange Rate is available) in the relevant currency or unit or composite currency (or such other amount as is specified for the particular series pursuant to Section 2.6), or less and the Issuer makes no such request then it shall be carried over until a sum in excess of U.S.$100,000, or the equivalent thereof in the relevant currency or unit or composite currency, is available.

          The Trustee shall select, in the manner provided in Section 10.2, for redemption on such sinking fund payment date, Securities of such series with respect to which cash payment of the applicable sinking fund redemption price will be made and shall (if requested in writing by the Issuer) inform the Issuer of the serial numbers or other distinguishing symbols of the Securities of such series (or portions thereof) so selected. If the Trustee shall be required to select Securities of any series for the sinking fund and is not acting as repository of the Register for such series, at least 60 days prior to the sinking fund payment date the Issuer shall furnish to the Trustee a current list of all Outstanding Securities of such series. Securities of any series which are
(a) owned by the Issuer, the Guarantor or an entity actually known by the Trustee to be directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer, as shown by the Register, and not known to the Trustee to have been pledged or hypothecated by the Issuer, the Guarantor or any such entity or (b) identified in an Officers' Certificate at least 60 days prior to the sinking fund payment date as being beneficially owned by, and not pledged or hypothecated by, the Issuer, the Guarantor or an entity directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or the Guarantor, shall be excluded from Securities of such series eligible for selection for redemption. The Trustee, in the name and at the expense of the Issuer (or the Issuer, if it shall so notify the Trustee in writing) shall cause notice of redemption of the Securities of such series to be given in substantially the manner provided in Section 10.2, except that the notice of redemption shall also state that the Securities are being redeemed by operation of the sinking fund (and with the effect provided in Section 10.3) for the redemption of Securities of such series which, if applicable, is in part at the option of the Issuer.

          The amount of any sinking fund payments not so applied or allocated by the Trustee (or by the Issuer if the Issuer is acting as its own paying agent) to the redemption of Securities of such series shall be added to the next cash sinking fund payment received by the Trustee (or if the Issuer is acting as its own paying agent, segregated and held in trust as required by the Trust Indenture Act of 1939) for such series and, together with such payment (or such amount so segregated), shall be applied in accordance with the provisions of this Section 10.6. Any and all sinking fund moneys held by the Trustee (or if the Issuer is acting as its own paying agent, segregated and held in trust as required by the Trust Indenture Act of 1939) on the stated maturity date of the Securities of any particular series (or earlier, if such maturity is accelerated), which are not held for the payment or redemption of particular Securities of such series shall be applied by the Trustee (or by the Issuer if the Issuer is acting as its own paying agent), together with other moneys, if necessary, sufficient for the purpose, to the payment of the principal of, and interest on, the Securities of such series at maturity.

          On or before each sinking fund payment date, the Issuer shall pay to the Trustee in cash (or if the Issuer is acting as its own paying agent will segregate and hold in trust as required by the Trust Indenture Act of 1939) or shall otherwise provide for the payment of all interest accrued to the date fixed for redemption on Securities (or portions thereof) to be redeemed on such sinking fund payment date.

          Neither the Issuer nor the Trustee shall redeem or cause to be redeemed any Securities of a series with sinking fund moneys or mail any notice of redemption of Securities for such series by operation of the sinking fund during the continuance of a default in payment of interest, if any, on such Securities or of any Event of Default (other than an Event of Default occurring as a consequence of this paragraph, with respect to such Securities) except that, where the mailing of notice of redemption of any Securities shall theretofore have been made, the Trustee (or the Issuer if the Issuer is acting as its own paying agent) shall redeem or cause to be redeemed such Securities, provided that it shall have received from the Issuer (or the Issuer shall have segregated) a sum sufficient for such redemption. Except as aforesaid, any moneys in the sinking fund for such series at the time when any such default or Event of Default shall occur, and any moneys thereafter paid into the sinking fund, shall, during the continuance of such default or Event of Default, be deemed to have been collected under Article Four and held for the payment of all such Securities. Notwithstanding anything in the foregoing to the contrary, in case such default or Event of Default shall have been waived as provided in
Section 4.9 or the default or Event of Default cured on or before the sixtieth day preceding the sinking fund payment date in any year, such moneys shall thereafter be applied on the next succeeding sinking fund payment date in accordance with this Section 10.6 to the redemption of such Securities.

          SECTION 10.7 Redemption for Tax Reasons. If at any time after the date of issuance of Securities of any series pursuant to this Indenture as a result of any change in, or amendment to, the laws or regulations of The Netherlands or of any political subdivision thereof or any authority therein or thereof having power to tax or as a result of any change in the application or official interpretation of such laws or regulations, which change or amendment becomes effective after the date of such issuance, the Guarantor becomes, or will become, obligated to pay any Additional Amounts with respect to any payments that it may be required to make pursuant to the Guaranty with respect to Securities of any series and such obligations cannot be avoided by the Issuer or the Guarantor taking reasonable measures available to either of them, then the Securities of such series will be redeemable as a whole (but not in part), at the option of the Issuer, at any time upon not less than thirty (30) nor more than sixty (60) days' notice given to the Holders at their principal amount together with accrued interest thereon (and any Additional Amounts Payable with respect thereto) to the date fixed for redemption (the "Tax Redemption Date"). In order to effect a redemption of Securities of any such series as described in this paragraph, the Issuer and the Guarantor shall deliver to the Trustee at least forty-five (45) days prior to the Tax Redemption Date: (i) a written notice stating that the Securities of this series are to be redeemed as a whole and (ii) an opinion of independent legal counsel of recognized standing to the effect that the Guarantor has or will become obligated to pay Additional Amounts with respect to any payments that it may be required to make pursuant to such Guaranty as a result of any such change or amendment. No notice of redemption may be given earlier than ninety (90) days prior to the earliest date on which the Guarantor would be obligated to pay such Additional Amounts were a payment in respect of the Securities of such series then due. The notice shall additionally specify the Tax Redemption Date and all other information necessary to the publication and mailing by the Trustee of notices of such redemption. The Trustee shall be entitled to rely conclusively upon the information so furnished by the Issuer and the Guarantor in such notice and shall be under no duty to check the accuracy or completeness thereof. Such notice shall be irrevocable.

                                 ARTICLE ELEVEN

                            CONVERSION OF SECURITIES

          SECTION 11.1 Conversion of Securities. In connection with Securities of any series that are convertible into Parent Shares, each such Security (or any portion thereof which is, unless otherwise specified as contemplated by
Section 2.6 for Securities of any series, U.S.$1,000 or an integral multiple thereof) shall be convertible into Parent Common Shares or Parent American Depositary Shares as specified pursuant to Section 2.6 for Securities of such series, in accordance with its terms and (except as otherwise specified pursuant to Section 2.6 for Securities of such series) in accordance with this Article Eleven at any time until the close of business on the third Business Day preceding the maturity date of the Securities of such series or in case such Security shall have been called for redemption, then in respect of such Security until (unless the Issuer shall default in payment due upon the redemption thereof) the close of business on the third Business Day preceding the date fixed for redemption, unless otherwise specified as contemplated by Section 2.6 for Securities of such series.

          The initial Conversion Price at which a Security of any series is convertible shall be set forth in or established pursuant to a Resolution of the Issuer or the Guarantor or supplemental indenture contemplated by Section 2.6.

          Any such Security that is convertible at the option of the Holder thereof shall be so converted upon surrender to the Trustee or the Conversion Agent for surrender to the Issuer or the Guarantor in accordance with the instructions on file with the Trustee and the Conversion Agent, at any time during usual business hours at the office or agency to be maintained by the Issuer in accordance with the provisions of Section 3.2, accompanied by a written notice of election to convert as provided in Section 11.2 and, if so required by the Issuer or the Guarantor, by a written instrument or instruments of transfer in form satisfactory to the Issuer, the Guarantor and the Conversion Agent duly executed by the Holder or his attorney duly authorized in writing. Any such Security that is convertible otherwise than at the option of the Holder thereof shall be so converted as specified pursuant to Section 2.6 for Securities of such series. The Issuer and the Guarantor covenant to effect such conversion by procuring the issuance of Parent Shares and payment of cash in lieu of fractional Parent Shares in exchange for and in consideration of delivery to it of the Securities. For convenience, the conversion of principal of any Security or Securities pursuant to this Article Eleven is hereinafter sometimes referred to as the conversion of such Security or Securities. All Securities surrendered for conversion shall, if surrendered to the Issuer, the Guarantor or the Conversion Agent, be delivered to the Trustee for cancellation and canceled by it as provided in Section 2.13 (except as otherwise provided therein). Any Security surrendered for conversion shall not thereafter be convertible.

          SECTION 11.2 Issuance of Parent Shares on Conversion. As promptly as practicable after the surrender as herein provided of any Security or Securities for conversion, the Issuer (or the Guarantor if it has delivered to the Trustee an agreement between the Company and the Guarantor which is then in effect that the Guarantor shall effect the conversion of the Securities) shall deliver or cause to be delivered at its office or agency to or upon the written order of the Holder of the Security or Securities so surrendered, either, as requested by the Holder, the number of duly authorized, validly issued, fully paid and nonassessable Parent Common Shares into which such Security or Securities may be converted in accordance with the provisions of this Article Eleven or a Parent ADR evidencing Parent ADSs which represents such number of Parent Common Shares (such Parent Common Shares or Parent ADSs being referred to in this Article Eleven as the "Parent Conversion Shares"). Prior to delivery of such Parent Conversion Shares upon conversion of a Security at the option of a Holder, the Issuer or the Guarantor, as the case may be, shall require a written notice, which shall be substantially in the Form of Election to Convert as provided for in Section 2.17, to be delivered to its office or agency from the Holder of the Security or Securities so surrendered stating that the Holder irrevocably elects to convert such Security or Securities for Parent Common Shares or Parent ADSs, as specified in such notice. Such conversion notice once given shall be irrevocable and may not be withdrawn without the consent in writing of the Issuer or the Guarantor. The Issuer, the Guarantor or any Conversion Agent on any of their behalf, may reject any incomplete or incorrect conversion notice. All costs and expenses incurred or caused by an incomplete or incorrect notice shall be for the account of the relevant Holder.

          If the Holder is electing to receive Parent ADSs upon such conversion, such notice shall also state the name or names (with address or addresses) in which the Parent ADR evidencing such Parent ADSs are to be issued. Such conversion shall be deemed to have been made at the close of business on the date that such Security or Securities shall have been surrendered for conversion and such notice shall have been received by the Issuer, and the rights of the Holder of such Security as a Holder shall cease at such time. The person or persons entitled to receive the Parent Conversion Shares upon conversion of such Security or Securities shall be treated for all purposes as having become the holder or holders of such Parent Conversion Shares at such time and such conversion shall be at the Conversion Price for such series of Securities in effect at such time; provided, however, in the case of a Holder electing to receive Parent ADSs upon such conversion, that no such surrender on any date when the transfer books of the Parent Common Share Depositary shall be closed shall be effective to constitute the person or persons entitled to receive such Parent ADSs upon such conversion as the record holder or holders of such Parent ADSs on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such Parent ADSs as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such transfer books are open; such conversion shall be at the Conversion Price in effect on the date that such Security or Securities shall have been surrendered for conversion, as if the transfer books of the Parent Common Share Depositary had not been closed.

          Upon conversion of any Security which is converted in part only, the Issuer shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the holder thereof, at the expense of the Issuer, a new Security or Security of authorized denominations in a principal amount equal to the unconverted portion of such Security.

          SECTION 11.3 No Adjustment for Interest or Dividends. No payment or adjustment in respect of interest on the Securities or dividends on the Parent
Conversion Shares shall be made upon the conversion of any Security or Securities; provided, however, that if a Security or Securities or any portion thereof shall be converted subsequent to any record date and on or prior to the next succeeding interest payment date, the interest falling due on such interest payment date shall be payable on such interest payment date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the person in whose name such Security is registered at the close of business on such record date and Securities surrendered for conversion during the period from the close of business on any record date to the opening of business on the corresponding interest payment date must be accompanied by payment of any amount equal to the interest payable on such interest payment date.

          SECTION 11.4 Adjustment of Conversion Price. Except as may otherwise be established pursuant to Section 2.6 with respect to a particular series of Securities, the Conversion Price in effect at any time for any series of Securities that is convertible into Parent Shares shall be subject to adjustment as follows:

          (a) If the Guarantor shall, after the original issue date of such series of Securities, (i) pay a dividend or make a distribution on its Parent Common Shares in the form of Parent Common Shares (including, for the avoidance of doubt, a dividend or distribution that permits the recipient to elect between cash and Parent Common Shares), (ii) split its outstanding Parent Common Shares into a greater number of Parent Common Shares or (iii) consolidate its outstanding Parent Common Shares into a lesser number of Parent Common Shares, the Conversion Price shall be adjusted (with effect from the Effective Date of such event) in accordance with the following formula:

                                    A = P x X
                                           ---
                                            Y

          where:

          "A" shall mean the adjusted Conversion Price;

          "P" shall mean the Conversion Price prior to the adjustment;

          "X" shall mean the number of Parent Common Shares outstanding immediately prior to the happening of the relevant event; and

          "Y" shall mean the number of Parent Common Shares outstanding immediately after the happening of the relevant event.

          (b) If the Guarantor or any of its Subsidiaries shall, after the original issue date of such Securities, issue

          (i) to all or substantially all holders of Parent Common Shares, any rights to purchase or subscribe for Parent Common Shares or other securities which are convertible into or exchangeable for Parent Common Shares or warrants or other rights to purchase or subscribe for Parent Common Shares; or

          (ii) Parent Common Shares or other securities or rights which are convertible into or exchangeable for Parent Common Shares or warrants or other rights to purchase or subscribe for Parent Common Shares (other than issuances covered by (a) of this Section 11.4);

and the purchase, subscription, conversion, exchange or other issue price per Parent Common Share (taking into account the consideration, if any, received by the Guarantor in respect of an issuance covered by clause (ii) above) is below the Market Price on the date of announcement of such issuance (or in the case of (ii) above, below 95% of the Market Price on such date), the Conversion Price shall be adjusted (with effect from the Effective Date of such event) in accordance with the following formula:

                                 A = P x (S + f)
                                         -------
                                         (S + a)

          where:

          "A" and "P" shall have the same  meanings as in paragraph  (a) of this
     Section 11.4;

          "S" shall mean the number of Parent Common Shares outstanding on the date of the announcement of such event;

          "f" shall mean the number of additional Parent Common Shares which the aggregate purchase, subscription, conversion, exchange or other price (taking into account the consideration received by the Guarantor in respect of an issuance covered by (ii) above) would purchase at the Market Price; and

          "a" shall mean the number of additional Parent Common Shares which are issued or are initially issuable pursuant to the other securities or rights that are the subject of the issue.

          (c) In case the Guarantor shall issue or distribute, as the case may be, after the original issue date of such series of Securities, to all or substantially all holders of Parent Common Shares any securities (other than as described in paragraph (a) or (b) above) or assets (other than cash dividends or dividends in kind in accordance with applicable laws) in each case declared and paid in the ordinary course of the Guarantor's operations (but, for the avoidance of doubt, including any dividend, or portion thereof, which constitutes a redemption of Parent Common Share capital as part of a reduction in nominal value of the Parent Common Shares) or any rights to acquire such securities or assets, the Conversion Price shall be adjusted (with effect from the Effective Date of such event) in accordance with the following formula:

                                 A = P x (M - d)
                                         -------
                                            M

          where:

          "A" and "P" shall have the same  meanings as in paragraph  (a) of this
     Section 11.4;

          "M" shall mean the Market Price on the date on which such issue or distribution, as the case may be, shall be made; and

          "d" shall mean the fair market value (as determined by the Executive Board, which determination shall be conclusive as of the date on which such issue or distribution, as the case may be, shall be made) of such portion of securities or assets or rights to acquire any of the foregoing as is attributable to one Parent Common Share.

          (d) If the Guarantor shall issue or distribute, after the original issue date of such series of Securities, an Extraordinary Dividend, the Conversion Price shall be adjusted (with effect from the Effective Date of such event) in accordance with the following formula:

                                 A = P x (M - e)
                                         -------
                                            M

          where:

          "A",  "P" and "M" have the same  meaning as in  paragraph  (c) of this
     Section 11.4; and

          "e" shall mean the Extraordinary Dividend;

          For purpose of this paragraph (d), an Extraordinary Dividend shall have occurred if, at the Effective Date, the aggregate amount of (x) any cash dividends (prior to the deduction of any withholding tax plus any corporate tax attributable to such dividend (a "Cash Dividend")) paid or declared by the Guarantor on the Parent Common Shares and (y) all other Cash Dividends paid or declared on the Parent Common Shares in the 365 consecutive day period prior to the Effective Date (such aggregate of (x) and (y) being the "Total Current Dividend"), equals or exceeds on a per Parent Common Share basis 5% of the Average Closing Price of the Parent Common Shares during the Relevant Period. For the avoidance of doubt, all values are on a per Parent Common Share basis.

          (e) If the Guarantor determines (after consultation with the Trustee) that an adjustment should be made to the Conversion Price, the Guarantor shall, if the effect of the adjustment is to reduce the Conversion Price, make such adjustments as it determines is fair and reasonable.

          (f) Notwithstanding anything in this Section 11.4 to the contrary, the Conversion Price may not be reduced so that, on exchange and conversion, Parent Common Shares would be issued at a discount to their par value. Except in the case of a consolidation of Parent Common Shares as provided in paragraph (a) of this Section 11.4, in no event shall the Conversion Price be increased as a result of any adjustment.

          (g) Except as otherwise may be specified for any series of Securities pursuant to Section 2.6, all calculations under this Section 11.4 shall be made to the nearest cent or to the nearest one-hundredth of a Parent Common Share, as the case may be. If any doubt shall arise as to the appropriate adjustment to the Conversion Price, a certificate of the auditors of the Guarantor at the time shall be conclusive and binding on all concerned save in the case of manifest error.

          (h) No adjustment in the Conversion Price shall be required unless such adjustment would require a change of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this paragraph are not required to be made and any amount by which the Conversion Price shall be rounded shall be carried forward and taken into account in any subsequent adjustment.

          (i) No adjustment in the Conversion Price shall be required for a change in the par value of the Parent Common Shares.

          (j) Notwithstanding anything herein to the contrary, no adjustment will be made to the Conversion Price where Parent Common Shares or other securities or options, warrants or other rights to subscribe for or purchase Parent Common Shares or other securities are issued to employees (including directors holding executive office) of the Guarantor or of any Subsidiary or associated company of the Guarantor pursuant to any stock option programs or similar arrangements for employees.

          (k) If a conversion date shall fall prior to the Effective Date of an event requiring adjustment of the Conversion Price in circumstances where the delivery of Parent Shares in respect of the exercise of the relevant conversion right falls on or after such Effective Date, the Guarantor shall issue to the relevant Holder such additional number of Parent Shares to which such Holder would have been entitled had the relevant conversion date fallen immediately following such Effective Date.

          (l) Whenever the Conversion Price of any series is adjusted, as herein provided, the Guarantor shall promptly file with the Trustee and with the Conversion Agent a certificate of the Chief Financial Officer or Treasurer of the Guarantor setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. Such certificate shall be conclusive evidence of the correctness of such adjustment. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such certificate or any facts or computations set forth therein, except to exhibit said certificate from time to time to any Holder of Securities desiring to inspect the same. The Trustee, at the expense of the Guarantor, shall cause notice setting forth the Conversion Price to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Register or in such other manner as shall be specified pursuant to Section 2.6 for Securities of such series.

          SECTION 11.5 No Fractional Parent Shares To Be Issued. No fractional Parent Conversion Shares shall be issued upon conversions of Securities. If more than one Security of any series shall be surrendered for conversion at one time by the same Holder, the number of full Parent Shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities of such series so surrendered. Instead of a fraction of a Parent Conversion Share which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Guarantor shall pay a cash adjustment in respect of such fraction of a Parent Share in an amount equal to the same fractional interest of the Closing Price of Parent Common Shares on the Stock Exchange Trading Day next preceding the day of conversion.

          SECTION 11.6 Preservation of Conversion Rights upon Consolidation, Merger, Sale or Similar Event. In the event that the Guarantor shall be a party to (i) any consolidation of the Guarantor with, or merger of the Guarantor into, any other person, any merger of another person into the Guarantor (other than a consolidation or merger which does not result in a conversion, exchange or cancellation of outstanding Parent Common Shares of the Guarantor) or (ii) any sale or transfer of assets of the Guarantor or similar event which, in any such case will result in a reclassification or change of the Parent Common Shares (other than a change in the nominal value or by a split or consolidation of Parent Common Shares), the corporation or person formed by such consolidation or resulting from such merger or which shall have acquired such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then Outstanding shall have the right thereafter to convert such Security into the kind and amount of Parent Common Shares, other securities, cash and other assets receivable upon such consolidation, merger, sale or similar event by a holder of the number of Parent Common Shares into which such Security might have been converted immediately prior to such consolidation, merger, sale or similar event. In any such event, the Conversion Price shall be appropriately allocated to such Parent Common Shares, other securities cash or other assets. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article Eleven. Neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provision contained in any such supplemental indenture relating either to the kind or amount of shares or other securities or property receivable by Holders of Securities upon the conversion of their Securities after any such consolidation, merger, sale or transfer, or to any adjustment to be made with respect thereto and, subject to the provisions of Section 5.1, may accept the signing of such supplemental indenture by such corporation or person as conclusive evidence of the correctness of any such provisions. The above provisions of this Section 11.6 shall similarly apply to any successive consolidation, merger, sale or similar event.

          SECTION 11.7 Notice to Holders of Securities Prior to Taking Certain Types of Action.

          In case:

          (a)  the  Guarantor  shall  authorize  the   distribution  to  all  or
     substantially all holders of Parent Common Shares of assets (other than cash dividends or other distributions paid out of funds legally available therefor and the dividends payable in shares for which adjustment is made pursuant to Section 11.4); or

          (b) the Guarantor shall authorize the granting to all holders of its Parent Common Shares of rights or securities to subscribe for or purchase any shares of its capital of any class; or

                  (c) of any consolidation or merger to which the Guarantor is a party and for which approval of any shareholders of the Guarantor is required, or of the sale or conveyance of all or substantially all of the Guarantor's assets or property to another company; or

          (d) of the voluntary or involuntary liquidation, dissolution or winding up of the Guarantor;

then the Guarantor shall cause to be filed with the Trustee and the Conversion Agent, at least 15 days prior to the applicable record date hereinafter specified, a notice stating (i) the date as of which the holders of Parent Common Shares shall be entitled to receive such distribution, rights or securities, or (ii) the date on which such consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Parent Common Shares shall be entitled to exchange their Parent Common Shares for securities, cash or other assets deliverable upon such consolidation, merger, sale, similar event, dissolution, liquidation or winding-up. The failure to give the notice required by this Section 11.7 or any defect therein shall not affect the legality or validity of the proceedings described in paragraphs (a), (b), (c) or
(d) of this Section 11.7. Such notice, at the expense of the Guarantor, shall be mailed by the Trustee, first-class postage prepaid, to each Holder of Securities that are convertible into Parent Common Shares of the Guarantor at the address of such Holder as it appears in the Register.

          SECTION 11.8 Covenant to Reserve Parent Common Shares for Issuance on Conversion of Securities. The Guarantor covenants that it will at all times reserve and keep available, in the case of Securities of any series that are convertible into Parent Common Shares, out of the aggregate of its authorized but unissued Parent Common Shares and its issued Parent Common Shares held in its treasury, free from pre-emptive rights, solely for the purpose of issue upon conversion of Securities as herein provided, such number of Parent Common Shares as shall then be issuable upon the conversion of all Outstanding Securities of such series. For the purpose of this Section, the full number of Parent Common Shares issuable upon the conversion of all Outstanding Securities of such series shall be computed as if at the time of such computation all Outstanding Securities of such series were held by a single Holder. The Guarantor shall from time to time, in accordance with the laws of The Netherlands, increase the authorized amount of its Parent Common Shares if at any time the aggregate of the authorized amount of its Parent Common Shares remaining unissued and its issued shares of Parent Common Shares held in its treasury (other than any such shares reserved for issuance in any other connection) shall not be sufficient to permit the conversion of all Securities of such series at the time outstanding. The Guarantor covenants that all Parent Common Shares which shall be so issuable shall, when issued, be duly and validly issued common shares of its authorized share capital, and shall be fully paid and nonassessable, free of all liens and charges and not subject to preemptive rights and that, upon conversion, the appropriate capital accounts of the Guarantor will be duly credited.

          SECTION 11.9 Compliance with Governmental Requirements. The Guarantor covenants that if any Parent Common Shares required to be reserved for purposes of conversion of Securities hereunder require registration with or approval of any governmental authority under any Dutch law or United States Federal or state law, or any Dutch or United States national securities exchange, before such Parent Common Shares may be issued upon conversion, the Guarantor will use its best efforts to cause such shares to be duly registered or approved, as the case may be.

          SECTION 11.10 Payment of Taxes upon Certificates for Parent Common Shares Issued upon Conversion. The issuance of Parent Shares upon the conversion of Securities shall be made without charge to the converting Holders for any tax in respect of such issuance, and in the case of Holders who elect to receive Parent Common Shares, such Parent Common Shares shall be issued in bearer form and in the case of Holders who elect to receive Parent ADSs, the Parent ADR evidencing such Parent ADSs shall be issued in the respective names of or in such names as may be directed by such Holders; provided, however, that neither the Issuer nor the Guarantor shall be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any Parent ADR in a name other than that of the Holder of the Security converted, and none of the Issuer, the Conversion Agent, the Guarantor or the Parent Common Share Depositary shall be required to issue or deliver such Parent ADR unless or until the person or persons requesting the issuance thereof shall have paid to the Issuer or the Guarantor, as the case may be, the amount of such tax or shall have established to the satisfaction of the Issuer or the Guarantor, as the case may be, that such tax has been paid.

          SECTION 11.11 Trustee's Duties with Respect to Conversion Provisions. The Trustee, subject to the provisions of Section 5.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the conversion rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the registration under securities laws, listing, validity or value (or the kind or amount) of any Parent Conversion Shares, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Issuer or the Guarantor to make any cash payment or to issue, transfer or deliver any shares or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of
Section 5.1, and any Conversion Agent shall not be responsible for any failure of the Issuer or the Guarantor to comply with any of the covenants of the Issuer or the Guarantor contained in this Article Eleven. Each Conversion Agent (other than the Issuer, the Guarantor or any affiliate thereof) shall have the same protection under this Article Eleven as the Trustee.

                                 ARTICLE TWELVE

                           SUBORDINATION OF SECURITIES

          SECTION 12.1 Securities Subordinate to Issuer Senior Indebtedness. The Issuer covenants and agrees, and the Trustee and each Holder of a Security, by its acceptance thereof, likewise covenant and agree, that all Securities shall be issued subject to the provisions of this Article Twelve; and each person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees that all payments of principal of and premium, if any, and interest, if any, on each and all of the Securities shall to the extent and in the manner hereinafter set forth in this Article Twelve be subordinated in right of payment to the prior payment in full of all Issuer Senior Indebtedness of the Issuer whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed.

          SECTION 12.2 Payment Over of Proceeds Upon Dissolution, etc. (a) Upon any dissolution and liquidation of the Issuer, whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, receivership or similar proceeding relating to the Issuer, all principal, premium, if any, and interest, if any, due upon all Issuer Senior Indebtedness shall first be paid in full, or provision shall be made for such payment, in cash or cash equivalents, before the Holders or the Trustee on behalf of the Holders shall be entitled to receive any payment by the Issuer on account of principal of or premium, if any, or interest, if any, on the Securities, or any payment to acquire any of the Securities for cash, property or securities, or any distribution with respect to the Securities of any cash, property or securities. Before any payment may be made by, or on behalf of, the Issuer on any of the Securities upon any dissolution and liquidation of the Issuer, whether voluntary or involuntary, or in bankruptcy, insolvency, reorganization, receivership or similar proceeding relating to the Issuer, any payment or distribution of assets or securities of the Issuer of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on behalf of the Holders would be entitled, except for the provisions of this Article Twelve, shall be made by the Issuer or by any Custodian or other similar officer of the Issuer or other similar person making such payment or distribution, or by the Holders or the Trustee if received by them or it, directly to the holders of Issuer Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Issuer Senior Indebtedness held by such holders) or their Representatives, to the extent necessary to pay all such Issuer Senior Indebtedness in full, in cash or cash equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Issuer Senior Indebtedness.

          (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Issuer of any kind or character, whether in cash, property or securities, shall be received by the Trustee or any Holder at a time when such payment or distribution is prohibited by Clause (a) above before all Issuer Senior Indebtedness is paid in full, in cash or cash equivalents, or payment thereof provided for, and such fact shall have been made known to such Holder or Trustee, as the case may be, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, any administrator, receiver, liquidator, curator, sequestrator, trustee, other similar officer of the Issuer or other person making payment or distribution of assets of the Issuer for application to the payment of all Issuer Senior Indebtedness remaining unpaid until all such Issuer Senior Indebtedness has been paid in full, in cash or cash equivalents, or payment thereof provided for, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Issuer Senior Indebtedness.

          (c) The consolidation of the Issuer with, or the merger of the Issuer with or into, another entity or the liquidation of the Issuer following the sale, conveyance, transfer, lease or other disposition of all or substantially all of its property and assets to another entity upon the terms and conditions provided in Article Eight shall not be deemed a liquidation for the purposes of this Section 12.2 if such other entity shall, as a part of such consolidation, merger, sale, conveyance, transfer, lease or other disposition, comply with the conditions stated in Article Eight.

          SECTION 12.3 Payment Permitted if No Dissolution, Bankruptcy or Insolvency. Nothing contained in this Article Twelve or elsewhere in this Indenture shall prevent (i) the Issuer, except under the conditions described in
Section 12.2 of this Indenture, from making payments of principal of, premium, if any, and interest, if any, on the Securities, or from depositing with the Trustee any money for such payments, or (ii) the application by the Trustee of any money deposited with it for the purpose of making such payment of principal of, premium, if any, and interest, if any, on the Securities to the Holders entitled thereto, if, at the time such application by the Trustee, it did not have actual knowledge that such payment would have been prohibited by the provisions of this Article Twelve.

          SECTION  12.4  Subrogation  to Rights  of  Holders  of  Issuer  Senior
Indebtedness. (a) Subject to the payment in full of all Issuer Senior Indebtedness, in cash or cash equivalents, the Holders of the Securities shall be subrogated to the rights of the holders of such Issuer Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Issuer Senior Indebtedness until the principal of and premium, if any, and interest, if any, on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Issuer Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Twelve, and no payments pursuant to the provisions of this Article Twelve to the holders of Issuer Senior Indebtedness by Holders or the Trustee, shall, as among the Issuer, its creditors other than holders of Issuer Senior Indebtedness, and the Holders, be deemed to be a payment or distribution by the Issuer to or on account of the Issuer Senior Indebtedness.

          (b) If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Twelve shall have been applied, pursuant to the provisions of this Article Twelve, to the payment of all amounts payable under Issuer Senior Indebtedness, then, and in such case, the Holders shall be entitled to receive from the holders of such Issuer Senior Indebtedness any payments or distributions received by such holders of Issuer Senior Indebtedness in excess of the amount required to make payment in full of amounts payable under such Issuer Senior Indebtedness.

          SECTION 12.5 Provisions Solely to Define Relative Rights. The provisions of this Article Twelve are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Issuer Senior Indebtedness on the other hand. Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Issuer, its creditors other than holders of Issuer Senior Indebtedness and the Holders of the Securities, the obligation of the Issuer, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and premium, if any, and interest, if any, on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Issuer of the Holders of the Securities and creditors of the Issuer other than the holders of Issuer Senior Indebtedness; or
(c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Twelve of the holders of Issuer Senior Indebtedness (1) in any liquidation of the Issuer, whether voluntary or involuntary, or bankruptcy, insolvency, reorganization, receivership, or similar proceeding relating to the Issuer as referred to in
Section 12.2, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 12.3, to prevent any payment prohibited by such Section.

          SECTION 12.6 Trustee to Effectuate Subordination. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as is necessary or as may be necessary or appropriate to effectuate the subordination provided in this Article Twelve.

          SECTION 12.7 No Waiver of Subordination Provisions. No right of any present or future holder of any Issuer Senior Indebtedness or any agent or Representative therefor to enforce subordination as provided in this Article Twelve shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Issuer or by any act or failure to act, in good faith, by any such holder or its agent or Representative, or by any non-compliance by the Issuer with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder or any agent or Representative therefor may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Issuer Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Twelve or the obligations hereunder of the Holders of the Securities to the holders of Issuer Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Issuer Senior Indebtedness or any instrument evidencing the same or any agreement under which Issuer Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Issuer Senior Indebtedness; (c) release any person liable in any manner for the payment or collection of Issuer Senior Indebtedness; and
(d) exercise or refrain from exercising any rights or remedies against the Issuer and any other person.

          SECTION 12.8 Notice to Trustee. The Issuer shall give prompt written notice to the Trustee of any liquidation, reorganization, insolvency, bankruptcy, receivership or other proceeding which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article Twelve or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Representative of the holders of such Issuer Senior Indebtedness; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 5.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of and premium, if any or interest, if any, on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

          Subject to the provisions of Section 5.1, the Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a Representative of holders of Issuer Senior Indebtedness to establish that such notice has been given by a Representative. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Issuer Senior Indebtedness to participate in any payment or distribution pursuant to this Article Twelve, the Trustee may request that such person furnish evidence to the satisfaction of the Trustee as to the amount of Issuer Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Twelve, and if such evidence is not furnished, the Trustee may defer any such payment pending judicial determination as to the right of such person to receive such payment.

          SECTION 12.9 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Issuer referred to in this Article Twelve, the Trustee, subject to the provisions of Section 5.1, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by a court of competent jurisdiction in which any proceedings of the nature referred to in Section 12.2 are pending, or a certificate of the Custodian, other similar officer of the Issuer or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Issuer Senior Indebtedness and other indebtedness of the Issuer, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Twelve.

          SECTION 12.10 Rights of Trustee as a Holder of Issuer Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Twelve with respect to any Issuer Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Issuer Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 5.5.

          SECTION 12.11 Article Applicable to Paying Agents. In case at any time any paying agent other than the Trustee shall have been appointed by the Issuer and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee.

          SECTION 12.12 Not to Prevent Events of Default. The failure to make a payment on account of principal of or premium, if any, or interest, if any, on the Securities by reason of any provision of this Article Twelve will not be construed as suspending the rights of the Holders to accelerate the maturity of the Securities pursuant to Article Four.

          SECTION 12.13 Securities Senior to Issuer Subordinated Indebtedness. The Indebtedness represented by the Securities will be senior and prior in right of payment to all Issuer Subordinated Indebtedness, to the extent and in the manner provided in such Issuer Subordinated Indebtedness.

          SECTION 12.14 Certain Issuances Deemed Payment. For purposes of this Article Twelve only, (a) the issuance and delivery of (1) junior securities in respect of any Security of any series or (2) Parent Shares upon conversion of a Security of any series in accordance with Article Eleven shall not be deemed to constitute a payment or distribution on account of the principal of or premium, if any, or interest, if any, on such Security or on account of the purchase or other acquisition of such Security, and (b) the payment, issuance or delivery of cash, property or securities (other than junior securities) in respect of a Security of any series shall be deemed to constitute payment on account of principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any class of the Issuer and (b) securities of the Issuer which are subordinated in right of payment to all Issuer Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article Twelve. Nothing contained in this Article Twelve or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Issuer, the Guarantor, the creditors of either of them other than holders of Issuer Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Eleven.

          SECTION 12.15 Trustee Not Fiduciary for Holders of Issuer Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Issuer Senior Indebtedness and shall not be liable to any such Holders if the Trustee shall in good faith mistakenly pays over or distributes to Holders of Securities or to the Issuer or to any other person cash, property or securities to which any holders of Issuer Senior Indebtedness shall be entitled by this Article or otherwise. The Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Twelve and no implied covenants or obligations with respect to holders of Issuer Senior Indebtedness shall be read into this Indenture against the Trustee.


                                ARTICLE THIRTEEN

                             GUARANTY OF SECURITIES

          SECTION 13.1 Guaranty. (a) The Guarantor hereby irrevocably and unconditionally guarantees on a subordinated basis as hereinafter provided to each Holder of a Security of any series authenticated and delivered by the Trustee, and to the Trustee, the due and punctual payment of the principal of, premium, if any, and interest, if any, on such Security, when and as the same shall become due and payable, subject to any applicable grace period, whether on the date of maturity, by acceleration or upon redemption pursuant to Article Ten or otherwise, according to the terms of such Security and this Indenture. In addition, the Guarantor irrevocably and unconditionally guarantees to the Holder of any Security of any series authenticated and delivered by the Trustee that is convertible into Parent Shares, and to the Trustee, the conversion of such Security in accordance with the terms of Article Eleven when such Security is presented for conversion in accordance with Article Eleven.

          (b) All payments by the Guarantor under the Guaranty with respect to any Security of any series, including, without limitation, payments of principal, interest, if any, and premium, if any, shall be made by the Guarantor without withholding or deduction for or on account of any present or future taxes, duties, levies, or other governmental charges of whatever nature in effect on the date of the Indenture or imposed or established in the future by or on behalf of The Netherlands or any authority in The Netherlands ("Taxes"). In the event any such Taxes are so imposed or established, the Guarantor shall pay such additional amounts ("Additional Amounts") as may be necessary in order that the net amounts receivable by each Holder after any payment, withholding or deduction in respect of such Taxes shall equal the respective amounts of principal, interest, if any, and premium, if any, which would have been receivable in respect of the Securities of any series in the absence of such payment, withholding or deduction; except that no such Additional Amounts will be payable with respect to any payment under the Guaranty to, or to a third party on behalf of, a Holder for or on account of any such Taxes whatever that have been imposed by reason of (i) the Holder being a resident or deemed a resident of The Netherlands or having some connection with The Netherlands (including, but not limited to, a Holder carrying on business in The Netherlands through a permanent establishment or permanent representative in The Netherlands) other than the mere holding of such Security or the receipt of principal, interest, if any, or premium, if any, in respect thereof; (ii) the presentation by the Holder of a Security of any series for payment on a date more than thirty (30) days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later; (iii) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge; (iv) any tax, assessment or other governmental charge which is payable otherwise than by withholding from payments on or in respect of a Security of any series; or (v) any combination of items (i), (ii), (iii) or (iv). Furthermore, no Additional Amounts shall be paid with respect to any payment on a Security of any series to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent that a beneficiary or settlor with respect to such fiduciary or a member of such partnership or beneficial owner would not have been entitled to receive the Additional Amounts had such beneficiary, settlor, member or beneficial owner been the Holder.

          Whenever in this Indenture or the Securities there is a reference, in any context, to any payment under the Guaranty, such payment shall be deemed to include the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect of such payment pursuant to the provisions of such Section and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

          (c) The Guarantor hereby agrees that its obligations hereunder shall be as principal obligor and not merely as surety, and shall be unconditional, irrevocable and absolute, irrespective of the validity, regularity or enforceability of the Securities of any series or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities of any series with respect to any provisions hereof or thereof, the recovery of any judgment against the Issuer, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

          (d) The Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest, notice with respect to the Security on which this Guaranty is endorsed or the indebtedness evidenced thereby, and all demands whatsoever and covenants that the Guaranty not be discharged except by complete performance of the obligations of the Guarantor contained in the Securities and this Indenture. If any Securityholder or the Trustee is required by any court or otherwise to return to the Issuer, the Guarantor, any Custodian or other similar official acting in relation to the Issuer or the Guarantor, any amount paid by the Issuer or the Guarantor to the Trustee or such Securityholder, the Guaranty to the extent theretofore discharged, shall be reinstated in full force and effect. The Guarantor agrees that as between the Guarantor and the Holders of the Securities or the Trustee, any payment made on the Securities or to the Trustee by the Issuer or out of its assets which, pursuant to Article Twelve, is required to paid over to the Holders of the Issuer Senior Indebtedness, shall not constitute a payment on the Securities or to the Trustee but, instead, should be treated for all purposes of this Article as though such payment had not been made by the Issuer or out of its assets.

          (e) The Guarantor agrees to pay any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Trustee or any Holders in enforcing any rights under the Guaranty.

          (f) The Guarantor hereby waives, in favor of the Holders and the Trustee, any and all of its rights, protections, privileges and defenses provided by any applicable law to a guarantor and waives any right of set-off which the Guarantor may have against the Holder of a Security in respect of any amounts which are or may become payable by the Holder of a Security to the Issuer.

          SECTION 13.2 Representation and Warranty. The Guarantor hereby represents and warrants that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of the Guaranty and the Indemnity, and to constitute the same legal, valid and binding obligations of the Guarantor enforceable in accordance with their respective terms, have been done and performed and have happened in compliance with all applicable laws.

          SECTION 13.3 Subrogation. The Guarantor will be subrogated to all rights of Holders of Securities of any series on which the Guaranty is endorsed against the Issuer in respect of any amount paid by the Guarantor pursuant to the Guaranty with respect to Securities of such series; provided, however, that the Guarantor shall not, without the consent of the Holders of all of the Securities of such series, be entitled to enforce, or to receive any payments arising out of or based upon, such right of subrogation until the principal of and premium, if any, and interest, if any, on all of the Securities of such series shall be paid in full or payment thereof shall have been provided for in accordance with this Indenture.

          SECTION 13.4 Guaranty Subordinate to Guarantor Senior Indebtedness. The Guaranty shall, to the extent and in the manner set forth in this Article Thirteen, be subordinated in right of payment to the prior payment in full of all Guarantor Senior Indebtedness whether outstanding on the date hereof or hereafter created, incurred, assumed or guaranteed.

          SECTION 13.5 Payment Over of Proceeds Upon Dissolution, etc. (a) Upon any dissolution and liquidation (ontbinding en vereffening) of the Guarantor, whether voluntary or involuntary, or in bankruptcy (faillissement), insolvency, moratorium, receivership or suspension of payments (surseance van betaling), all principal, premium, if any, and interest, if any, due upon all Guarantor Senior Indebtedness shall first be paid in full, or provision shall be made for such payment, in cash or cash equivalents, before the Holders or the Trustee on behalf of the Holders shall be entitled to receive any payment by the Guarantor pursuant to the Guaranty. Before any payment may be made by, or on behalf of, the Guarantor pursuant to the Guaranty upon any liquidation of the Guarantor, whether voluntary or involuntary, or in bankruptcy (faillissement), insolvency, moratorium of payments (surseance van betaling), receivership, suspension of payments, any payment or distribution of assets or securities of the Guarantor of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on behalf of the Holders would be entitled, except for the provisions of this Article Thirteen, shall be made by the Guarantor or by any administrator, bewindvoerder, receiver, liquidator, curator, sequestrator, trustee, other similar officer of the Guarantor or other similar person making such payment or distribution, or by the Holders or the Trustee if received by them or it, directly to the holders of Guarantor Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Guarantor Senior Indebtedness held by such holders) or their Representatives, to the extent necessary to pay all such Guarantor Senior Indebtedness in full, in cash or cash equivalents after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Indebtedness.

          (b) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, any payment or distribution of assets or securities of the Guarantor of any kind or character, whether in cash, property or securities, shall be received by the Trustee or any Holder at a time when such payment or distribution is prohibited by Clause (a) above before all Guarantor Senior Indebtedness is paid in full, in cash or cash equivalents, or payment thereof provided for, and such fact shall have been made known to such Holder or Trustee, as the case may be, such payment or distribution shall be received and held in trust for the benefit of, and shall be paid over or delivered to, any administrator, bewindvoerder, receiver, liquidator, curator, sequestrator, trustee, other similar officer of the Guarantor or other person making payment or distribution of assets of the Guarantor for application to the payment of all Guarantor Senior Indebtedness remaining unpaid until all such Guarantor Senior Indebtedness has been paid in full, in cash or cash equivalents, or payment thereof provided for, after giving effect to any concurrent payment, distribution or provision therefor to or for the holders of such Guarantor Senior Indebtedness.

          (c) The consolidation of the Guarantor with, or the merger of the Guarantor with or into, another entity or the liquidation of the Guarantor following the sale, conveyance, transfer, lease or other disposition of all or substantially all of its property and assets to another entity upon the terms and conditions provided in Article Eight shall not be deemed a liquidation for the purposes of this Section 13.5 if such other entity shall, as a part of such consolidation, merger, sale, conveyance, transfer, lease or other disposition, comply with the conditions stated in Article Eight.

          SECTION 13.6 Payment Permitted if No Dissolution, Bankruptcy or Moratorium. Nothing contained in this Article Thirteen or elsewhere in this Indenture shall prevent (i) the Guarantor, except under the conditions described in Section 13.4 of this Indenture, from making payments pursuant to the Guarantor, or from depositing with the Trustee any money for such payments, or
(ii) the application by the Trustee of any money deposited with it for the purpose of making such payment of principal of, premium, if any, and interest, if any, pursuant to the Guarantor to the Holders entitled thereto, if, at the time such application by the Trustee, it did not have actual knowledge that such payment would have been prohibited by the provisions of this Article Thirteen.

          SECTION  13.7  Subrogation  to Rights of Holders of  Guarantor  Senior
Indebtedness. (a) Subject to the payment in full of all Guarantor Senior Indebtedness, in cash or cash equivalents, the Holders of the Securities shall be subrogated to the rights of the holders of such Guarantor Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Guarantor Senior Indebtedness until the principal of and premium, if any, and interest, if any, on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Guarantor Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article Thirteen, and no payments pursuant to the provisions of this Article Thirteen to the holders of Guarantor Senior Indebtedness by Holders or the Trustee, shall, as among the Guarantor, its creditors other than holders of Guarantor Senior Indebtedness, and the Holders, be deemed to be a payment or distribution by the Guarantor to or on account of the Guarantor Senior Indebtedness.

          (b) If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article Thirteen shall have been applied, pursuant to the provisions of this Article Thirteen, to the payment of all amounts payable under Guarantor Senior Indebtedness, then, and in such case, the Holders shall be entitled to receive from the holders of such Guarantor Senior Indebtedness any payments or distributions received by such holders of Guarantor Senior Indebtedness in excess of the amount required to make payment in full of amounts payable under such Guarantor Senior Indebtedness.

          SECTION 13.8 Provisions Solely to Define Relative Rights. The provisions of this Article Thirteen are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Guarantor Senior Indebtedness on the other hand. Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Guarantor, its creditors other than holders of Guarantor Senior Indebtedness and the Holders of the Securities of each series issued hereunder, the obligation of the Guarantor, which is absolute and unconditional, to pay the Holders pursuant to the Guaranty with respect to the Securities of such series; or (b) affect the relative rights against the Guarantor of the Holders of the Securities and creditors of the Guarantor other than the holders of Guarantor Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Thirteen of the holders of Guarantor Senior Indebtedness (1) in any liquidation of the Guarantor, whether voluntary or involuntary, or bankruptcy, (faillissement) insolvency, moratorium of payments (surseance van betaling), receivership or suspension of payments, as referred to in Section 13.4, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 13.6, to prevent any payment prohibited by such Section.

          SECTION 13.9 Trustee to Effectuate Subordination. Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as is necessary or as may be necessary or appropriate to effectuate the subordination provided in this Article Thirteen.

          SECTION 13.10 No Waiver of Subordination Provisions. No right of any present or future holder of any Guarantor Senior Indebtedness or any agent or Representative therefor to enforce subordination as provided in this Article Thirteen shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Guarantor or by any act or failure to act, in good faith, by any such holder or its agent or Representative, or by any non-compliance by the Guarantor with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder or any agent or Representative therefor may have or be otherwise charged with.

          Without in any way limiting the generality of the foregoing paragraph, the holders of Guarantor Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article Thirteen or the obligations hereunder of the Holders of the Securities to the holders of Guarantor Senior Indebtedness, do any one or more of the following:
(a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Guarantor Senior Indebtedness or any instrument evidencing the same or any agreement under which Guarantor Senior Indebtedness is outstanding; (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Guarantor Senior Indebtedness; (c) release any person liable in any manner for the payment or collection of Guarantor Senior Indebtedness; and (d) exercise or refrain from exercising any rights or remedies against the Guarantor and any other person.

          SECTION 13.11 Notice to Trustee. The Guarantor shall give prompt written notice to the Trustee of any liquidation, moratorium, insolvency, bankruptcy, receivership or other proceeding which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article Thirteen or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Guaranty, unless and until a Responsible Officer of the Trustee shall have received written notice thereof from the Representative of the holders of such Guarantor Senior Indebtedness; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 5.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment pursuant to the Guaranty of the principal of and premium, if any or interest, if any, on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

          Subject to the provisions of Section 5.1, the Trustee shall be entitled to conclusively rely on the delivery to it of a written notice by a person representing himself to be a Representative of holders of Guarantor
Senior Indebtedness to establish that such notice has been given by a Representative. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Guarantor Senior Indebtedness to participate in any payment or distribution pursuant to this Article Thirteen, the Trustee may request that such person furnish evidence to the satisfaction of the Trustee as to the amount of Guarantor Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Thirteen, and if such evidence is not furnished, the Trustee may defer any such payment pending judicial determination as to the right of such person to receive such payment.

          SECTION 13.12 Reliance on Judicial Order or Certificate of Liquidating Agent. Upon any payment or distribution of assets of the Guarantor referred to in this Article Thirteen, the Trustee, subject to the provisions of Section 5.1, and the Holders of the Securities shall be entitled to conclusively rely upon any order or decree entered by a court of competent jurisdiction in which any proceedings of the nature referred to in Section 13.4 are pending, or a certificate of the administrator, bewindvoerder, receiver, liquidator, curator, sequestrator, trustee, other similar officer of the Guarantor or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Guarantor Senior Indebtedness and other indebtedness of the Guarantor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Thirteen.

          SECTION 13.13 Rights of Trustee as a Holder of Guarantor Senior Indebtedness; Preservation of Trustee's Rights. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article Thirteen with respect to any Guarantor Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Guarantor Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 5.5.

                  SECTION  13.14 Not to Prevent Events of
Default. The failure to make a payment on account of principal of or premium, if any, or interest, if any, on the Securities pursuant to the Guaranty by reason of any provision of this Article Thirteen will not be construed as suspending the rights of the Holders to accelerate the maturity of the Securities pursuant to Article Four.

          SECTION 13.15 Securities Senior to Guarantor Subordinated Indebtedness. The obligations under the Guaranty will be senior and prior in right of payment to all Guarantor Subordinated Indebtedness, to the extent and in the manner provided in such Guarantor Subordinated Indebtedness.

          SECTION  13.16 Certain  Conversions  Deemed  Payment.  For purposes of
Section 13.4 only, (a) the issuance and delivery of junior securities in respect of any Security of any series or upon conversion of such Security in accordance with Article Eleven shall not be deemed to constitute a payment or distribution pursuant to the Guaranty on account of the principal of or premium, if any, or interest, if any, on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) in respect of a Security shall be deemed to constitute payment pursuant to the Guaranty on account of principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any class of the Guarantor and (b) securities of the Guarantor which are subordinated in right of payment to all Guarantor Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Guaranty is so subordinated as provided in this Article Thirteen. Nothing contained in this Article Thirteen or elsewhere in this Indenture or in the Securities or the Guaranty is intended to or shall impair, as among the Guarantor, its creditors other than holders of Guarantor Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Eleven.

          SECTION 13.17 Trustee Not Fiduciary for Holders of Guarantor Senior Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Guarantor Senior Indebtedness and shall not be liable to any such Holders if the Trustee shall in good faith mistakenly pays over or distributes to Holders of Securities or to the Guarantor or to any other person cash, property or securities to which any holders of Guarantor Senior Indebtedness shall be entitled by this Article or otherwise. The Trustee undertakes to perform or to observe only such of its covenants or obligations as are specifically set forth in this Article Thirteen and no implied covenants or obligations with respect to holders of Guarantor Senior Indebtedness shall be read into this Indenture against the Trustee.


                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

          SECTION 14.1 Incorporators, Shareholders, Officers, Directors, Members of the Executive Board and Supervisory Board Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future shareholder, officer or director of the Issuer, shareholder, officer, member or deputy member of the Executive Board, or member or deputy member of the supervisory board of the Guarantor, as such, or of any successor, either directly or through the Issuer, the Guarantor or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders thereof and as part of the consideration for the issue of the Securities.

          SECTION 14.2 Provisions of Indenture for the Sole Benefit of Parties and Securityholders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, other than the parties hereto and their successors and assigns and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant, condition or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

          SECTION 14.3 Successors and Assigns of Issuer and Guarantor Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by the Issuer and the Guarantor shall bind each of their successors and assigns, whether or not so expressed.

          SECTION 14.4 Notices and Demands on Issuer, Guarantor, Trustee and Securityholders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Issuer may be given or served by being deposited postage prepaid, first-class mail, in a post office letter box (except as otherwise specifically provided herein) addressed (until another address of the Issuer is furnished by the Issuer to the Trustee) to Ahold Finance U.S.A., Inc., One Atlanta Plaza, 950 East Paces Ferry Road, Suite 2575, Atlanta, Georgia 30326, U.S.A., Attention: Chief Financial Officer. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities to or on the Guarantor may be given or served by being deposited postage prepaid, first-class mail, in a post office letter box (except as otherwise specifically provided herein) addressed (until another address of the Guarantor is furnished by the Guarantor to the Trustee) to, Albert Heijnweg 1, 1507 EH Zaandam, The Netherlands, Attention:
Treasurer. Any notice, direction, request or demand by the Issuer, the Guarantor or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at its Corporate Trust Office.

          Where this Indenture provides for notice to Securityholders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Securityholder entitled thereto, at his last address as it appears in the Register. In any case where notice to Securityholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Securityholder shall affect the sufficiency of such notice with respect to other Securityholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Securityholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. Notwithstanding anything to the contrary elsewhere in this Indenture as to the giving of notice, any other form of written notice is sufficient, if received.

          In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Issuer, the Guarantor or Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then notwithstanding anything to the contrary elsewhere in this Indenture as to the giving of notice, any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

          SECTION 14.5 Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer or the Guarantor to the Trustee to take any action under any of the provisions of this Indenture, the Issuer or the Guarantor, as the case may be, shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          Any certificate, statement or opinion of an officer of the Issuer or the Guarantor may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Issuer or the Guarantor, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer or the Guarantor, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

          Any certificate, statement or opinion of an officer of the Issuer or the Guarantor or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer or the Guarantor, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous.

          Any  certificate  or  opinion  of  any  independent   firm  of  public
accountants filed with the Trustee shall contain a statement that such firm is independent.

          SECTION 14.6 Official Acts by Successor Entity. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Issuer or the Guarantor shall and may be done and performed with like force and effect by the like board, committee or officer of any entity that shall at the time be the lawful sole successor of the Issuer or the Guarantor, as the case may be.

          SECTION 4.7 Payments Due on Saturdays, Sundays and Legal Holidays. Except as may be provided pursuant to Section 2.6 with respect to any series or tranche, if the date of maturity of interest on or principal of the Securities of any series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of such interest, if any, or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repayment, and no interest shall accrue for the period from and after such date.

          SECTION 14.8 NEW YORK LAW TO GOVERN. THIS INDENTURE, INCLUDING THE GUARANTY, AND EACH SECURITY AND THE ENDORSEMENT OF THE GUARANTY THEREON SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, EXCEPT FOR THE PROVISIONS CONTAINED HEREIN OR THEREIN RELATING TO THE SUBORDINATION OF THE GUARANTY WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE NETHERLANDS.

          SECTION  14.9  Counterparts.  This  Indenture  may be  executed in any
number  of  counterparts,   each  of  which  shall  be  an  original;  but  such
counterparts shall together constitute but one and the same instrument.

          SECTION 14.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience of reference only, are not to be considered a part hereof and shall not affect the construction hereof.

          SECTION 14.11 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act of 1939 that is required under such Act to be a part of and govern this Indenture, the latter provisions shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act of 1939 that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

          SECTION 14.12 Submission to Jurisdiction. Each of the Issuer and the Guarantor (a) agrees that any legal suit, action or proceeding arising out of or based upon this Indenture, the Securities or the Guaranty may be instituted in any state or U.S. federal court in the State and County of New York, the Borough of Manhattan, United States of America, (b) waives, to the extent it may effectively do so, any objection which it may have now or hereafter to the laying of the venue of any such suit, action or proceeding, and (c) irrevocably submits to the jurisdiction of any such court in any such suit, action or proceeding. The Guarantor hereby designates Ahold U.S.A., Inc., as its authorized agent to accept and acknowledge on its behalf service of any and all process which may be served in any such suit, action or proceeding in any such court and agrees that service of process upon said agent at its office at One Atlanta Plaza, 950 East Paces Ferry Road, Suite 2575, Atlanta, Georgia 30326, U.S.A., Attention: Chief Executive Officer, and written notice of said service mailed or delivered to it at Albert Heijnweg 1, 1507 EH Zaandam, The Netherlands, Attention: Treasurer, shall be deemed in every respect effective service of process upon the Guarantor in any such suit, action or proceeding and shall be taken and held to be valid personal service upon the Guarantor whether or not the Guarantor shall then be doing, or at any time shall have done, business within the State of New York, and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in such State, and waives all claim of error by reason of any such service. Neither such appointment nor such acceptance of jurisdiction shall be interpreted to include actions brought under the United States federal securities laws. Said designation and appointment shall be irrevocable until the earlier of the date on which no Securities remain Outstanding or the date that this Indenture shall have been satisfied and discharged in accordance with Article Nine.

          SECTION 14.13 Severability. In case any provision in this Indenture or in the Securities or the Guaranty shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of [ ].


                                                     AHOLD FINANCE U.S.A., INC.


                                                     By_________________________
                                                       Name:
                                                       Title:


                                                     KONINKLIJKE AHOLD N.V.



                                                     By_________________________
                                                       Name:
                                                       Title:


                                                     THE BANK OF NEW YORK
                                                         as Trustee


                                                     By_________________________
                                                       Name:
                                                       Title: